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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-5550

The Alger Portfolios
(Exact name of registrant as specified in charter)

360 Park Avenue South New York, New York			10010
(Address of principal executive offices)			(Zip code)

Mr. Hal Liebes Fred Alger Management, Inc. 360 Park Avenue South New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-806-8800

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2012

ITEM 1.  REPORTS TO STOCKHOLDERS.

The Alger Portfolios

ANNUAL REPORT
December 31, 2012

Table of Contents

THE ALGER PORTFOLIOS

Shareholders’ Letter (Unaudited)	1
Portfolio Highlights (Unaudited)	12
Portfolio Summary (Unaudited)	19
Schedules of Investments	20
Statements of Assets and Liabilities	60
Statements of Operations	62
Statements of Changes in Net Assets	64
Financial Highlights	68
Notes to Financial Statements	78
Report of Independent Registered Public Accounting Firm	100
Additional Information (Unaudited)	101

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Shareholders’ Letter	January 23, 2013

Dear Shareholders,

Many risk-averse investors with concerns over anemic U.S. GDP growth have made the costly mistake of liquidating domestic equities and flocking to the perceived safety of bonds, thereby missing out on an impressive bull market. At the same time, investors in the past decade have favored emerging market equities (albeit this trend weakened considerably since the Financial Crisis) over U.S. equities, with expectations that strong economic growth in those regions would result in emerging market equities outperforming domestic stocks. As we’ve noted in past Alger Market Commentaries, the linkage between economic growth and corporate earnings is not as strong as many believe. Even more important, the correlation of economic growth to equity returns is, we think, very weak. In this commentary, we discuss the divergence of recent equity returns, corporate profits, and economic growth by evaluating the performance of domestic and certain emerging markets, or more specifically, “BRIC” nations. In sum, contrary to common belief, weak economic growth, we reason, can at times be a benefit, not a detriment, to corporate earnings and margins.

As fundamental investors, we at Alger use our specific and detailed analyses, built by Alger analysts, company by company and industry by industry, to identify opportunities in the U.S. and abroad. We continue to see attractive equity opportunities for our research-driven, fundamental equity strategy and have outlined below some of the opportunities that we have been, and are, pursuing in our portfolios.

GDP and Equity Performance

We believe recent results for certain emerging markets and domestic equities illustrate the indirect, or at best, weak link between economic expansion, corporate earnings, and equity performance. In 2012, S&P 500 Index revenue growth slowed dramatically and earnings on a year-over-year basis were essentially flat. According to data available from the Bureau of Economic Analysis during calendar year 2012, real GDP, which accounts for the impact of inflation, grew at a rather slim rate of 2.0% in the first quarter, 1.3% in the second quarter, and 3.1% in the third quarter, indicating that the economic recovery is slow but steady. U.S. GDP growth, we note, may have picked up in the fourth quarter, but the economic impact of Superstorm Sandy remains unclear. Even with the weak performance of the U.S. economy and corporate earnings, the S&P 500 Index climbed 16% for the year while providing an attractive 2% dividend yield. In contrast, in 2011, the S&P 500 Index was virtually flat, despite strong corporate profits. S&P 500 Index earnings were up approximately 18% year-over-year, reaching operating income of $103. U.S. real GDP growth was 1.8%, while nominal GDP, which is based on actual prices for items and services rather than inflation adjusted prices, was about 2.5 points higher.

In emerging market BRIC countries, or Brazil, Russia, India, and China, investment returns were mixed but generally lower than the U.S. during 2011 and 2012 while emerging market economic growth outpaced domestic growth. Brazil, Russia, India, and China equity markets posted negative returns in 2011 even though each country had much stronger economic growth than the U.S. GDP growth ranged from China’s high rate of 8% to a low rate of 3.7% for Russia. The growth rates, particularly in Brazil and India, were significant decelerations from prior years. Furthermore, the multiyear economic boom in those countries stimulated competition in many sectors, creating widespread pricing and margin pressure. In response, corporate earnings growth collapsed in 2012, with Brazil and Russia experiencing low teens percentage declines and Chinese corporate earnings growth slowing to 2.4%. Despite the slowdown in earnings, however, equity markets in 2012 were kinder than 2011, with the MSCI India Index rising 25.97% and China having mixed results—the MSCI China A Index climbed 5%, the MSCI China Index climbed 23.10%, and the MSCI Hong Kong Index climbed 28.27%. The MSCI Russia Index, meanwhile, climbed 14.39%, while Brazil markets were nearly flat, returning 0.34%, according to the MSCI Brazil Index. The average for those countries, as shown by the MSCI BRIC return of 14.89%, trailed the 16.00% return of the S&P 500 Index.

Economic Growth and Corporate Performance

China, we believe, illustrates the potential impact upon the business community of rapid economic growth. The country’s economic expansion has remained at roughly 8%, placing it among the fastest growing economies. But growth attracts competition, and it is only when an industry’s growth slows that companies with superior management, technology, branding, distribution, manufacturing, and other skills emerge as leaders. Companies’ growth rates thus weaken and profits erode during times of strong economic growth, so it’s no surprise to us that the three-year stock market performance across the aforementioned China indexes ranged from negative to single-digit returns on an annualized basis through 2012. On the other hand, U.S. equities indices climbed 11% to 15%, annualized, depending on market capitalization during the same period. These diverging investment returns illustrate our point: Strong economic growth of a country does not necessarily lead to strong investment returns as measured by broad, passive indexes. This is not to say that investors cannot find excellent opportunities during periods of strong economic growth. In fact we think they can, but doing so requires a thorough, research-driven, and fundamental approach to stock picking.

Dynamic Change in the U.S.

The U.S. market today, we believe, is an attractive place to invest because it is being driven by innovative leaders that are ushering in and exploiting dynamic change. We invest in growth companies experiencing dynamic change, which is change being created by demographics, regulations, new technology, and other developments that allow companies to quickly grow their earnings. We also invest in companies experiencing life cycle change, which frequently involves companies that have previously experienced slow growth but are reinvigorating themselves with new management teams or new product offerings. Some of the most dynamic change is occurring from powerful trends in the U.S. as well as in other countries. Let’s take a look at some of those trends within Alger portfolios.

The Housing Recovery

In U.S.-centric sectors, one of the best insights we’ve had is the recovery of the housing market, a call we made in 2011 and reiterated throughout 2012. According to the U.S. Census Bureau, annual new housing starts reached 954,000 on a seasonally adjusted basis in December, up 36.9% year-over-year. The number considerably trails the approximately 1.5 million long-term average rate of annual household creation, which refers to individuals leaving existing homes, such as those of their relatives or friends, to live in their own residences. The discrepancy in housing starts and household creation suggests that demand for homes is growing. Also encouraging, in November, the median new home sales price was $246,000, up 15% year-over-year. At the same time, the high cost of renting compared to the cost of buying indicates that many U.S. consumers, or at least mortgage providers, are still very cautious regarding home purchase decisions. All of this bodes well for a continuation of the housing recovery well past 2013.

Becoming a landlord, meanwhile, has become so attractive that large pools of capital—primarily institutional investors—are buying single family homes as rental units rather than traditional apartment buildings, which we believe illustrates that U.S. housing is in a long-term recovery and not simply bouncing along the bottom. The housing recovery should gain additional support from expectations of ongoing low interest rates as explicitly signaled by the Federal Reserve.

Technology Sector Growth

In the technology sector, 4G wireless Internet networks are increasing the appeal of mobile devices such as smartphones and tablets. We estimate that the mobile device market has only 17% penetration, despite achieving 42% year-over-year growth in 2012 and having over 1.14 billion smartphones. Encouragingly, mobile devices accounted for 13% of Internet traffic in 2012, up from 4% in 2010. We expect mobile devices to eventually account for 50% of web traffic and believe that companies that are best positioned to benefit from the shift from desktop computers to mobile devices may be winners this year. Cloud computing, or housing data and applications on remote servers, also has strong growth potential. For businesses, cloud computing offers cost savings while freeing up internal resources to focus on innovation.

Consumer Spending

Consumer sentiment, while recently declining thanks to fears over the fiscal cliff, has been improving over the past few years, a result of the economy expanding and consumers paying down debt. An improving job market, as illustrated by the nation’s unemployment rate declining from approximately 8.5% to a still significant high of 7.8% during 2012, is also supporting consumer sentiment. For November, the Thomson Reuters/University of Michigan Consumer Sentiment Index dropped from 82.7 to 74.5 as Americans braced for the fiscal cliff. Still, the level was 6.5% higher than for the same period in 2011, suggesting that Americans, optimism over the economy—even in the face of the fiscal cliff—has been surprisingly resilient. At the same time, Internet businesses are increasingly capturing market share with ecommerce expected to have grown 16% in 2012 compared to the 2-3% growth of overall retail. We anticipate similar growth this year, which could create attractive opportunities for leading web-based retailers. In a similar manner, increasing use of online advertising is creating opportunities for web-based media. Also within this sector, U.S. companies with international operations and strong consumer brand names—especially providers of apparel, cosmetics, automotive products, and other consumer services and discretionary goods—may be well positioned to benefit from the increasing ranks of the middle class in emerging markets.

Energy and Manufacturing

The U.S. is experiencing a powerful energy and manufacturing renaissance, thanks to horizontal drilling and hydraulic fracturing, which unlocks natural gas and oil that previously wasn’t extractable. U.S. oil production recently reached 7 million barrels a day, a level not seen since March of 1993. Impressively, the U.S. met 83% of its energy requirements during the first nine months of 2012, which is the highest rate since 1991. As part of the trend, U.S. oil imports in 2014 are expected to reach the lowest levels experienced in 25 years. Growing oil production, of course, is providing attractive growth opportunities for energy service companies and creating jobs across the U.S. At the same time, hydraulic fracturing has boosted production of natural gas and caused prices of the commodity to decline substantially. In the U.S., manufacturers of commodity chemicals typically use propane, ethane, and other components that come from natural gas as a feedstock. Low prices of natural gas, therefore, should help domestic producers of commodity chemicals compete in the global marketplace.

Going Forward

The road ahead faces clear challenges, including the ongoing U.S. Congressional debate over fiscal policy and fear among investors and business leaders over the country’s growing debt. A weak economy in Europe and the ongoing euro-zone debt crisis are also threatening global economic growth. Yet, we are confident that U.S. equities will continue to do well during the coming period of slow economic growth. Economic growth of emerging markets—especially China—should provide attractive opportunities for U.S. companies with overseas operations. We estimate that the growth of urban areas in China is requiring an additional 8 million housing units each year, while Chinese workers’ wages are increasing 15% a year, creating growing demand for western goods, such as refrigerators, televisions, computers, and appliances. As mentioned previously, economic expansion creates competition that can erode the aggregate results of corporations, but it also provides opportunities for leading companies to grow their earnings. With that in mind, conditions in the U.S. and in emerging markets this year will be highly favorable for fundamental investors that use a bottom-up, research-driven approach to find companies that can pursue opportunities being created by dynamic change. Unlike passive investing, active investors can potentially find companies that will benefit, rather than fall by the wayside, when strong economic growth—such as that occurring in China—exists. We also note that active asset management can provide investors with diversified portfolios. In comparison, the performance of some indices—and investment products based on indices—may be dominated by specific sectors and companies, resulting in poor diversification. U.S. equities could also gain a boost from potential improvements in the euro-zone crisis, or at least from investors viewing the crisis as less bad during the second half of this year. While the euro-zone outcome may be influenced by elections in Germany in October of this year, we believe austerity programs may subside in favor of growth policies. We also believe that improvements in U.S. economic growth may occur as the year progresses.

We urge investors to reconsider the merits of avoiding equities based on expectations for slow economic growth as investors who have used that strategy recently have missed out on impressive stock markets gains. Finally, we remain confident that our research-driven investment strategy that seeks out companies with strong potential for benefiting from dynamic change is well suited for the challenging year ahead of us and believe that this is an exciting time for active portfolio management and our firm.

Portfolio Matters

Alger Capital Appreciation Portfolio

The Alger Capital Appreciation Portfolio returned 18.30% for the one-year period ended December 31, 2012, compared to the 15.26% return of its benchmark, the Russell 1000 Growth Index. During the period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Financials and the largest sector underweight was Consumer Staples. Relative outperformance in the

Information Technology and Consumer Discretionary sectors was the most important contributor to performance, while Energy and Consumer Staples detracted from results.

Among the most important relative contributors were Apple, Inc.; eBay, Inc.; News Corp., Cl A; Expedia, Inc.; and Lowe’s Companies, Inc. In the Information Technology sector, Apple is a well known designer and manufacturer of personal computers, tablets, and the popular telephone, the iPhone. Apple stock performance was particularly strong during the first three quarters of the year. During the first quarter, Apple issued an exceptionally strong earnings announcement and reported encouraging results from the launch of the iPad 3 Internet tablet. Also noteworthy, in the third quarter, its stock performance benefited from anticipation of strong sales from the launch of the iPhone 5.

Conversely, detracting from overall results on a relative basis were Oracle Corp.; Nabors Industries Ltd.; Microsoft Corp.; Wal-Mart Stores, Inc.; and Riverbed Technology, Inc. Performance of Nabors stock was weak during the first half of the year. The company provides drilling rigs for oil and gas production and it has strong exposure to onshore projects in North America, including shale operations. Investors’ fears that declining natural gas prices could curtail drilling activity and eventually create excess capacity and competition among firms such as Nabors hurt the performance of the company’s stock.

Alger Large Cap Growth Portfolio

The Alger Large Cap Growth Portfolio returned 9.87% for the one-year period ended December 31, 2012, compared to the 15.26% return of its benchmark, the Russell 1000 Growth Index. During the period, the largest sector weightings were Information Technology and Consumer Discretionary sectors. The largest sector overweight was Consumer Discretionary and the largest sector underweight was Consumer Staples. Relative outperformance in the Financials and Utilities sectors was the most important contributor to performance, while Consumer Discretionary and Industrials detracted from results.

Among the most important relative contributors were ASML Holding N.V.; eBay, Inc.; Amazon.com, Inc.; Phillips 66; and LinkedIn Corp. Performance of eBay stock was particularly noteworthy in the second quarter after company executives said strong growth of electronic payment network PayPal helped drive encouraging first-quarter results.

Conversely, detracting from overall relative performance were NetApp, Inc.; Home Depot, Inc., The; Nabors Industries Ltd.; and Informatica Corp. Apple, Inc. also detracted from performance. (Because similar holdings among different Funds may have different holding periods, their impact upon performance will vary among portfolios). Shares of NetApp performed poorly during the second quarter. The company provides enterprise-network-storage and data-management products and its clients represent more than 60% of the network-attached storage market. The company reported that sales in Europe declined 2% year over year and that domestically, sales to states, local governments, and the Federal government were also disappointing. NetApp also revised its guidance downward.

Alger Mid Cap Growth Portfolio

The Alger Mid Cap Growth Portfolio returned 16.21% for the one-year period ended December 31, 2012, compared to the 15.81% return of its benchmark, the Russell Midcap Growth Index. During the period, the largest sector weightings were Consumer

Discretionary and Information Technology. The largest sector overweight was Financials and the largest sector underweight was Consumer Staples. Relative outperformance in Consumer Discretionary and Financials sectors was the most important contributor to performance, while Health Care and Materials detracted from results.

Among the most important relative contributors were SBA Communications Corp.; OpenTable, Inc.; CBS Corp., Cl. B; Lennar Corp., Cl A.; and CommVault Systems, Inc. During the reporting period, performance of SBA Communications stock benefited, in part, from expectations that growing use of smartphones would increase demand for antenna towers that the company leases to wireless communications networks.

Conversely, detracting from relative performance were Metabolix, Inc.; Allscripts Healthcare Solutions, Inc.; Groupon, Inc.; Citrix Systems, Inc.; and Nabors Industries Ltd. In the first quarter, Allscripts reported flat sales of its software, which fell short of consensus expectations. The company’s software is used by hospitals and doctors for medical records, revenue tracking, and practice management. We believe concerns over health care reform’s impact on insurance reimbursement rates caused medical providers to delay purchasing the company’s products. Similar reasons, we believe, hindered the company’s first-quarter fundamental results, which hurt the second-quarter performance of Allscripts shares.

During the course of the year, the Portfolio used options to generate incremental income. The options did not meaningfully impact performance.

Alger SMid Cap Growth Portfolio

The Alger SMid Cap Growth Portfolio returned 14.54% for the one-year period ended December 31, 2012, compared to the 16.13% return of its benchmark, the Russell 2500 Growth Index. During the period, the largest sector weightings were Information Technology and Industrials. The largest sector overweight was Industrials and the largest sector underweight was Materials. Relative outperformance in the Consumer Discretionary and Information Technology sectors was the most important contributor to performance, while Health Care and Industrials detracted from results.

Among the most important relative contributors were Mellanox Technologies Ltd.; Hain Celestial Group, Inc.; Expedia, Inc.; United Rentals, Inc.; and Cytec Industries, Inc. Performance of United Rentals stock was strong during the fourth quarter. The company provides rental equipment for construction and industrial applications and it reported strong third-quarter earnings growth, which contributed to margins. In addition, management raised its forward guidance for rental rates, underscoring healthy demand for its products as construction activity has been recovering from extremely low levels following the subprime mortgage crisis.

Conversely, detracting from relative performance were VIVUS, Inc.; Allscripts Healthcare Solutions, Inc.; Regeneron Pharmaceuticals, Inc.; Spirit AeroSystems Holdings, Inc., Cl. A; and Cypress Semiconductor Corp.  Allscripts stock performance was hurt by developments described above in the discussion of the Alger Mid Cap Growth Portfolio.

Alger Small Cap Growth Portfolio

The Alger Small Cap Growth Portfolio returned 12.50% for the one-year period ended December 31, 2012, compared to the 14.59% return of its benchmark, the Russell 2000 Growth Index. During the period, the largest sector weightings were Information Technology and Health Care sectors. The largest sector overweight was Information

Technology and the largest sector underweight was Health Care. Relative outperformance in the Information Technology and Consumer Discretionary sectors was the most important contributor to performance, while Health Care and Industrials detracted from results.

Among the most important relative contributors were Mellanox Technologies Ltd.; Catalyst Health Solutions, Inc.; Solutia, Inc.; Hain Celestial Group, Inc.; and United Rentals, Inc. Mellanox provides products that link data servers and storage devices. During the first quarter, it announced generating strong earnings, a result of server upgrades occurring sooner than anticipated. Its stock performance was also strong in the second-quarter, a result of the company announcing significant earnings growth driven by greater-than-anticipated product adoption. We believe demand for Mellanox products is driven by high performance computing customers, increasing needs for data storage systems, and the popularity of Web 2.0 platforms such as social networks.

Conversely, detracting from relative performance were LogMeIn, Inc.; comScore, Inc.; Pharmacyclics, Inc.; AAR Corp.; and Spirit AeroSystems Holdings, Inc., Cl. A. The performance of shares of LogMeIn disappointed during the third quarter. The company’s products provide remote access to computers and connectivity among Internet enabled devices. We believe it has potential to benefit from the proliferation of wireless devices. Weaker-than-expected demand for its products in Europe caused revenues to miss expectations, even though the company’s subscription business continued to grow.

Alger Growth & Income Portfolio

The Alger Growth & Income Portfolio returned 12.34% for the one-year period ended December 31, 2012, compared to the 16.00% return of its benchmark, the S&P 500 Index. It generated a 2.15% SEC yield(1) as of December 31, 2012, compared to the 2.20% yield of its benchmark.

During the period, the largest sector weightings were Information Technology and Financials. The largest sector overweight was Consumer Staples and the largest sector underweight was Consumer Discretionary. Relative outperformance in the Materials and Energy sectors was the most important contributor to performance, while Health Care and Consumer Discretionary detracted from results.

Among the most important relative contributors were LyondellBasell Industries NV; International Paper Co.; Home Depot, Inc., The; Comcast Corporation, Cl. A, and Phillips 66.  Shares of Phillips 66 performed strongly during the third quarter. Phillips is an energy company with refining, marketing, and chemical operations. It posted encouraging second-quarter results that were driven by strong domestic refining margins. Also, certain domestic refineries operated by competitors were temporarily shut down during the third quarter. Rumors that Warren Buffett was building an equity position in the company also supported the stock’s performance.

Conversely, detracting from relative performance were The Goldman Sachs Group, Inc; Oracle Corp.; Newmont Mining Corp.; Microchip Technology, Inc.; and Tyco International, Ltd. Shares of Newmont Mining performed poorly during the fourth quarter after the company reported declining sales of gold, rising costs, and falling production. The company has gold and copper mining operations in Australia, Peru, Indonesia, Ghana, New Zealand, Mexico, Canada, and the U.S. During the quarter, the company also reported that violent protests had delayed the development of its Conga project in Peru.

Alger Balanced Portfolio

The Alger Balanced Portfolio returned 6.23% for the one-year period ended December 31, 2012. The equity portion of the Portfolio underperformed the 15.26% return of the Russell 1000 Growth Index, and the fixed-income portion trailed the 4.82% return of the Barclays Capital U.S. Government/Credit Bond Index.

Regarding the equity portion of the Portfolio, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Financials and the largest sector underweight was Consumer Staples. Relative outperformance in the Financials and Utilities sectors was the most important contributor to performance, while Information Technology and Consumer Discretionary detracted from results.

Among the most important relative contributors were ASML Holding NV; eBay, Inc.; JPMorgan Chase & Co.; Phillips 66; and Amazon.com Inc. Performance of eBay was particularly noteworthy in the second quarter after company executives said strong growth of electronic payment network PayPal helped drive encouraging first-quarter results.

Conversely, detracting from relative performance were Apple, Inc.; NetApp Inc.; Home Depot, Inc.; Nabors Industries Ltd.; and Denbury Resources, Inc. Performance of Nabors stock was weak during the first half of the year as discussed in the above description of the Capital Appreciation Portfolio.

Regarding the fixed-income portion of the Portfolio, as of December 31, 2012, 82.3% was in corporate securities and 17.7% was in U.S. Treasuries. During the year, the number of securities held was reduced from 21 to 19. During 2012, we saw continued buying of corporate bonds. Yields remained near historic lows and the Fed promised to keep rates low provided unemployment remains above 6.5% (The rate is expected to linger until at least mid 2014). At the end of 2012, demand for U.S. corporate bonds continued to be quite strong as a lot of cash was chasing limited supply.

To protect against an eventual increase in yields and corresponding price depreciation, we maintained a very short duration with a portfolio that was concentrated in very high quality and liquid securities. Many portfolio holdings had final maturities of less than four years. The short duration and liquidity allows for a quick response to reinvest when rates begin to get more attractive. Furthermore, the shorter duration should help limit price depreciation when rates move higher. We believe that the incremental yield pickup from long duration securities is not justified by the added price risk. Staying short and liquid, we believe, seems to be the best approach until the U.S. corporate bond market returns to a yield environment that justifies additional risk. When the environment changes, we believe we are positioned to react quickly and capitalize on it.

As always, we strive to deliver consistently superior investment results for you, our shareholders, and we thank you for your business and your continued confidence in Alger.

Respectfully submitted,

Daniel C. Chung, CFA

Chief Investment Officer

(1)SEC Yield is computed under the SEC standardized formula applicable to the accrual of dividend income.

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Alger Portfolios. This report is not authorized for distribution to prospective investors in the Portfolios unless preceded or accompanied by an effective prospectus for the Portfolios.  The Portfolios’ returns represent the fiscal 12-month period return of Class I-2 shares. Returns include reinvestment of dividends and distributions.

The performance data quoted in these materials represent past performance, which is not an indication or guarantee of future results.

Standard performance results can be found on the following pages. The investment return and principal value of an investment in a Portfolio will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com, or call us at (800) 992-3863.

The views and opinions of the Portfolios’ management in this report are as of the date of the Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a Portfolio or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a Portfolio and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a Portfolio. Please refer to the Schedule of Investments for each Portfolio which is included in this report for a complete list of Portfolio holdings as of December 31, 2012. Securities mentioned in the Shareholders Letter, if not found in the Schedule of Investments, may have been held by the Portfolios during the 12-month fiscal period.

A Word About Risk

Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments. Investing in the stock market involves gains and losses and may not be suitable for all investors. Stocks of small- and mid-sized companies are subject to greater risk than stocks of larger, more established companies owing to such factors as limited liquidity, inexperienced management, and limited financial resources. Investing in foreign securities involves additional risk (including currency risk, risks related to political, social or economic conditions, and risks associated with foreign markets, such as increased volatility, limited liquidity, less stringent regulatory and legal system, and lack of industry and country diversification), and may not be suitable for all investors. Investing in emerging markets involves higher levels of risk, including increased information, market, and valuation risks, and may not be suitable for all investors. Portfolios that invest in fixed-income securities, such as the Alger Balanced Portfolio, are subject to the fixed income securities’ sensitivity to interest rate movements; their market values tend to fall when interest rates rise and to rise when interest rates fall. They are also subject to the risk of a decline in the value of the Portfolios’ securities in the event of an issuer’s falling credit rating or actual default. Portfolios that invest in mortgage- and asset-backed securities are subject to prepayment risk; thus the average life of the security may be less than maturity. Portfolios that engage in leveraging, such as Alger Capital Appreciation and Alger SMid Cap, are subject to the risk that the cost of borrowing money to leverage will exceed the returns for securities purchased or that the securities purchased may actually go down in value; thus, Portfolio net asset values can decrease more quickly than if a Portfolio had not borrowed. For a more detailed discussion of the risks associated with a Portfolio, please see the Portfolio’s Prospectus.

Before investing, carefully consider a Portfolio’s investment objective, risks, charges, and expenses. For a prospectus containing this and other information about the Alger Portfolios, call us at (800) 992-3863 or visit us at www.alger.com. Read it carefully before investing.

Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext, SIPC.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

•      The Thomson Reuters/University of Michigan Consumer Sentiment Index measures consumers’ views of the economy, business outlook, and spending expectations. It is based on a minimum of 500 telephone interviews conducted each month.

•      The MSCI Russia Index is designed to track the equity market performance of Russian securities listed on the MICEX Stock Exchange. The MSCI Russia Index takes into account both price performance and income from dividend payments. The MSCI Russia Index is constructed based on the MSCI Global Investable Market Indices Methodology, targeting a free-float market capitalization coverage of 85%.

•       The MSCI Brazil Index is designed to measure the performance of the large and mid cap segments of the Brazilian market. With 81 constituents, the index covers about 85% of the Brazilian equity universe.

•       The MSCI BRIC Index is a market capitalization weighted index that is designed to measure the equity market performance of the following four emerging market country indices: Brazil, Russia, India and China.

•       The MSCI India Index is designed to measure the performance of the large and mid cap segments of the Indian market. With 73 constituents, the index covers approximately 85% of the Indian equity universe.

•       The MSCI China A Index measures the performance of the China A share market, which consists of A shares listed on the Shanghai and Shenzhen Stock Exchanges.

•       The MSCI Hong Kong Index is designed to measure the performance of the large and mid cap segments of the Hong Kong market. With 41 constituents, the index covers approximately 84% of the free float-adjusted market capitalization of the Hong Kong equity universe.

•       The MSCI China Index captures large and mid cap representation across China H shares, B shares, Red chips and P chips. With 135 constituents, the index covers about 84% of the China equity universe.

•        The Standard & Poor’s 500 Index (S&P 500 Index) is an index of 500 leading companies in leading industries in the United States.

•        The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on the total market capitalization, which represents 98% of the U.S. equity market.

•        The Russell 1000 Growth Index is an unmanaged index designed to measure the performance of the largest 1,000 companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

•        The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap Index represents approximately 27% of the total market capitalization of the Russell 1000 companies.

•        The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as SMid cap. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

•        The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

•        The Barclays Capital U.S. Government/Credit Bond Index is an index designed to track performance of government and corporate bonds.

ALGER CAPITAL APPRECIATION PORTFOLIO

Portfolio Highlights Through December 31, 2012 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Capital Appreciation Portfolio Class I-2 shares, the Russell 1000 Growth Index and the Russell 3000 Growth Index (unmanaged indexes of common stocks) for the ten years ended December 31, 2012. Figures for the Alger Capital Appreciation Portfolio Class I-2 shares, the Russell 1000 Growth Index and the Russell 3000 Growth Index include reinvestment of dividends. Performance for Alger Capital Appreciation Portfolio Class S shares will be lower than the results shown above due to the higher expenses that class bears.

PERFORMANCE COMPARISON AS OF 12/31/12

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 1/25/1995
Class I-2 (Inception 1/25/95)	18.30%	2.20%	11.47%	12.39%
Class S (Inception 5/1/02)(i)	17.89%	1.89%	11.14%	12.13%
Russell 1000 Growth Index	15.26%	3.12%	7.52%	7.58%
Russell 3000 Growth Index	15.21%	3.15%	7.69%	7.38%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower.  Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

(i) Since inception returns are calculated from Class I-2 inception date.  Class S shares returns prior to their commencement of operations are that of Class I-2 shares adjusted to reflect the higher expenses of Class S shares.

ALGER LARGE CAP GROWTH PORTFOLIO

Portfolio Highlights Through December 31, 2012 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Large Cap Growth Portfolio Class I-2 shares and the Russell 1000 Growth Index (an unmanaged index of common stocks) for the ten years ended December 31, 2012. Figures for the Alger Large Cap Growth Portfolio Class I-2 shares and the Russell 1000 Growth Index include reinvestment of dividends. Performance for the Alger Large Cap Growth Portfolio Class S shares will be lower than the results shown above due to the higher expenses that class bears.

PERFORMANCE COMPARISON AS OF 12/31/12

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 1/6/1989
Class I-2 (Inception 1/6/89)	9.87%	(0.27)%	7.11%	9.96%
Class S (Inception 5/1/02)(i)	9.38%	(0.62)%	6.79%	9.69%
Russell 1000 Growth Index	15.26%	3.12%	7.52%	9.02%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower.  Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

(i) Since inception returns are calculated from Class I-2 inception date.  Class S shares returns prior to their commencement of operations are that of Class I-2 shares adjusted to reflect the higher expenses of Class S shares.

ALGER MID CAP GROWTH PORTFOLIO

Portfolio Highlights Through December 31, 2012 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Mid Cap Growth Portfolio Class I-2 shares and Russell Midcap Growth Index (an unmanaged index of common stocks) for the ten years ended December 31, 2012. Figures for the Alger Mid Cap Growth Portfolio Class I-2 shares and Russell Midcap Growth Index include reinvestment of dividends. Performance for the Alger Mid Cap Growth Portfolio Class S shares will be lower than the results shown above due to the higher expenses that class bears.

PERFORMANCE COMPARISON AS OF 12/31/12

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 5/3/1993
Class I-2 (Inception 5/3/93)	16.21%	(4.27)%	7.89%	10.16%
Class S (Inception 5/1/02)(i)	15.69%	(4.60)%	7.58%	9.89%
Russell Midcap Growth Index	15.81%	3.23%	10.32%	8.83%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower.  Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

(i) Since inception returns are calculated from Class I-2 inception date.  Class S shares returns prior to their commencement of operations are that of Class I-2 shares adjusted to reflect the higher expenses of Class S shares.

ALGER SMID CAP GROWTH PORTFOLIO

Portfolio Highlights Through December 31, 2012 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger SMid Cap Growth Portfolio Class I-2 shares and the Russell 2500 Growth Index (an unmanaged index of common stocks) from January 2, 2008, the inception date of the Alger SMid Cap Growth Portfolio, through December 31, 2012. Figures for both the Alger SMid Cap Growth Class I-2 shares and the Russell 2500 Growth Index include reinvestment of dividends.

PERFORMANCE COMPARISON AS OF 12/31/12

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 1/2/2008
Class I-2 (Inception 1/2/08)	14.54%	n/a	n/a	(0.26)%
Russell 2500 Growth Index	16.13%	n/a	n/a	4.40%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower.  Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

ALGER SMALL CAP GROWTH PORTFOLIO

Portfolio Highlights Through December 31, 2012 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Small Cap Growth Portfolio Class I-2 shares and the Russell 2000 Growth Index (an unmanaged index of common stocks) for the ten years ended December 31, 2012. Figures for both the Alger Small Cap Growth Portfolio Class I-2 shares and the Russell 2000 Growth Index include reinvestment of dividends.

PERFORMANCE COMPARISON AS OF 12/31/12

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 9/21/1988
Class I-2 (Inception 9/21/88)	12.50%	1.18%	11.21%	9.61%
Russell 2000 Growth Index	14.59%	3.49%	9.80%	7.11%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower.  Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

ALGER GROWTH & INCOME PORTFOLIO

Portfolio Highlights Through December 31, 2012 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Growth & Income Portfolio Class I-2 shares and the S&P 500 Index (an unmanaged index of common stocks) for the ten years ended December 31, 2012. Figures for each of the Alger Growth & Income Portfolio Class I-2 shares and the S&P 500 Index include reinvestment of dividends.

PERFORMANCE COMPARISON AS OF 12/31/12

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 11/15/1988
Class I-2 (Inception 11/15/88)	12.34%	1.45%	6.48%	8.21%
S&P 500 Index	16.00%	1.66%	7.10%	9.55%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower.  Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

ALGER BALANCED PORTFOLIO

Portfolio Highlights Through December 31, 2012 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Balanced Portfolio Class I-2 shares, the Russell 1000 Growth Index (an unmanaged index of common stocks) and the Barclays Capital U.S. Gov’t/Credit Bond Index (an unmanaged index of government and corporate bonds) for the ten years ended December 31, 2012. Figures for each of the Alger Balanced Portfolio Class I-2 shares, the Russell 1000 Growth Index and the Barclays Capital U.S. Gov’t/Credit Bond Index include reinvestment of dividends and interest.

PERFORMANCE COMPARISON AS OF 12/31/12

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 9/5/1989
Class I-2 (Inception 9/5/89)	6.23%	0.67%	5.08%	7.26%
Russell 1000 Growth Index	15.26%	3.12%	7.52%	8.00%
Barclays Capital U.S. Gov’t/Credit Bond Index	4.82%	6.06%	5.25%	7.02%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower.  Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

Portfolio Summary†

December 31, 2012 (Unaudited)

SECTORS	Capital Appreciation	Large Cap Growth	Mid Cap Growth
Consumer Discretionary	18.1%	15.8%	18.6%
Consumer Staples	7.6	2.1	5.7
Energy	4.2	7.4	6.1
Financials	6.8	6.7	9.7
Health Care	12.1	13.4	12.8
Industrials	12.6	12.1	14.0
Information Technology	29.9	34.1	17.9
Materials	3.7	2.6	5.5
Telecommunication Services	2.4	1.5	2.5
Utilities	0.0	0.0	0.9
Short-Term and Net Other Assets	2.6	4.3	6.3
	100.0%	100.0%	100.0%

SECTORS	SMid Cap Growth	Small Cap Growth	Growth & Income
Consumer Discretionary	19.4%	17.1%	9.6%
Consumer Staples	3.8	3.3	13.3
Energy	4.4	5.1	9.5
Financials	9.6	8.3	13.6
Health Care	15.2	17.9	11.1
Industrials	16.6	14.7	11.6
Information Technology	18.8	23.0	17.6
Materials	6.5	5.0	4.9
Telecommunication Services	1.8	0.8	3.9
Utilities	1.1	0.0	2.0
Short-Term and Net Other Assets	2.8	4.8	2.9
	100.0%	100.0%	100.0%

SECTORS/SECURITY TYPES	Balanced
Consumer Discretionary	9.2%
Consumer Staples	1.9
Energy	4.1
Financials	4.7
Health Care	7.9
Industrials	7.1
Information Technology	19.6
Materials	1.9
Telecommunication Services	0.9
Total Equity Securities	57.3%
Corporate Bonds	31.4%
U.S. Government & Agency Obligations (excluding Mortgage Backed)	6.8
Total Debt Securities	38.2%
Short-Term and Net Other Assets	4.5%
100.0%

† Based on net assets for each Portfolio.

THE ALGER PORTFOLIOS  |  ALGER CAPITAL APPRECIATION PORTFOLIO

Schedule of Investments‡ December 31, 2012

	SHARES	VALUE
COMMON STOCKS—94.4%
ADVERTISING—0.5%
Focus Media Holding Ltd.#	76,691	$1,969,425

AEROSPACE & DEFENSE—3.4%
Boeing Co., /The	23,700	1,786,032
General Dynamics Corp.	24,600	1,704,042
Honeywell International, Inc.	105,500	6,696,085
Precision Castparts Corp.	10,600	2,007,852
		12,194,011
AIR FREIGHT & LOGISTICS—1.1%
FedEx Corp.	42,000	3,852,240

AIRLINES—0.5%
Delta Air Lines, Inc.*	150,900	1,791,183

APPAREL ACCESSORIES & LUXURY GOODS—1.3%
Michael Kors Holdings Ltd. *	27,500	1,403,325
PVH Corp.	31,300	3,474,613
		4,877,938
APPAREL RETAIL—0.7%
Limited Brands, Inc.	15,200	715,312
VF Corp.	12,600	1,902,222
		2,617,534
APPLICATION SOFTWARE—2.8%
Cadence Design Systems, Inc. *	298,200	4,028,682
Citrix Systems, Inc. *	18,600	1,222,950
QLIK Technologies, Inc. *	51,500	1,118,580
Salesforce.com, Inc. *	23,000	3,866,300
		10,236,512
ASSET MANAGEMENT & CUSTODY BANKS—0.3%
Affiliated Managers Group, Inc.*	8,600	1,119,290

AUTO PARTS & EQUIPMENT—1.3%
Delphi Automotive PLC *	76,200	2,914,650
WABCO Holdings, Inc. *	29,138	1,899,506
		4,814,156
BIOTECHNOLOGY—1.3%
Gilead Sciences, Inc. *	34,800	2,556,060
Merrimack Pharmaceuticals, Inc. *	20,670	125,880
Vertex Pharmaceuticals, Inc. *	45,803	1,920,978
		4,602,918
BROADCASTING—1.0%
CBS Corp., Cl. B	94,300	3,588,115

BROADCASTING & CABLE TV—0.6%
Discovery Communications, Inc., Series A*	32,500	2,063,100

CABLE & SATELLITE—3.1%
DISH Network Corp.	65,400	2,380,560
Sirius XM Radio, Inc.	1,491,900	4,311,591
Time Warner Cable, Inc.	41,800	4,062,542
		10,754,693

	SHARES	VALUE
COMMON STOCKS—(CONT.)
CASINOS & GAMING—1.0%
Las Vegas Sands Corp.	77,500	$3,577,400

COMMUNICATIONS EQUIPMENT—3.1%
Cisco Systems, Inc.	164,200	3,226,530
F5 Networks, Inc. *	26,700	2,593,905
QUALCOMM, Inc.	87,900	5,451,558
		11,271,993
COMPUTER HARDWARE—7.3%
Apple, Inc.	49,400	26,331,681

COMPUTER STORAGE & PERIPHERALS—0.9%
EMC Corp.*	122,800	3,106,840

CONSTRUCTION & ENGINEERING—1.7%
Chicago Bridge & Iron Co., NV #	51,400	2,382,390
Quanta Services, Inc. *	139,800	3,815,142
		6,197,532
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.8%
Caterpillar, Inc.	7,622	682,779
Cummins, Inc.	1,900	205,865
Joy Global, Inc.	19,300	1,230,954
Terex Corp. *	27,600	775,836
		2,895,434
CONSUMER FINANCE—1.5%
Capital One Financial Corp.	87,600	5,074,668

DATA PROCESSING & OUTSOURCED SERVICES—0.9%
Mastercard, Inc., Cl. A	6,800	3,340,704

DIVERSIFIED BANKS—0.3%
Wells Fargo & Co.	33,900	1,158,702

DIVERSIFIED CHEMICALS—1.0%
Eastman Chemical Co.	20,000	1,361,000
PPG Industries, Inc.	17,200	2,328,020
		3,689,020
DRUG RETAIL—2.4%
CVS Caremark Corp.	181,500	8,775,525

ELECTRICAL COMPONENTS & EQUIPMENT—0.5%
Eaton Corp., PLC	35,020	1,898,084

FERTILIZERS & AGRICULTURAL CHEMICALS—0.5%
Monsanto Co.	20,800	1,968,720

FOOTWEAR—0.6%
NIKE, Inc., Cl. B	38,600	1,991,760

GENERAL MERCHANDISE STORES—1.1%
Dollar General Corp.*	88,700	3,910,783

HEALTH CARE EQUIPMENT—1.3%
Covidien PLC	63,500	3,666,490
Insulet Corp. *	51,400	1,090,708
		4,757,198

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HEALTH CARE FACILITIES—0.9%
HCA Holdings, Inc.	71,000	$2,142,070
Universal Health Services, Inc., Cl. B	24,800	1,199,080
		3,341,150
HEALTH CARE SERVICES—2.1%
Express Scripts, Inc.*	138,600	7,484,400

HOME IMPROVEMENT RETAIL—0.6%
Lowe’s Companies, Inc.	66,100	2,347,872

HOTELS RESORTS & CRUISE LINES—0.8%
Royal Caribbean Cruises Ltd.	90,200	3,066,800

HOUSEHOLD PRODUCTS—1.1%
Procter & Gamble Co., /The	56,500	3,835,785

HUMAN RESOURCE & EMPLOYMENT SERVICES—0.5%
Robert Half International, Inc.	57,400	1,826,468

INDUSTRIAL MACHINERY—1.0%
Stanley Black & Decker, Inc.	49,300	3,646,721

INTEGRATED TELECOMMUNICATION SERVICES—1.3%
Verizon Communications, Inc.	109,500	4,738,065

INTERNET RETAIL—1.9%
Amazon.com, Inc.*	27,770	6,974,158

INTERNET SOFTWARE & SERVICES—7.1%
eBay, Inc. *	135,600	6,918,312
Equinix, Inc. *	17,600	3,629,120
Facebook, Inc. *	142,200	3,786,786
Google, Inc., Cl. A *	10,500	7,448,385
LinkedIn Corp. *	8,700	998,934
Sina Corp. *	39,400	1,978,668
VistaPrint NV *	26,300	864,218
		25,624,423
INVESTMENT BANKING & BROKERAGE—0.9%
Morgan Stanley	171,600	3,280,992

IT CONSULTING & OTHER SERVICES—4.2%
Accenture Ltd.	27,700	1,842,050
Cognizant Technology Solutions Corp., Cl. A *	34,600	2,562,130
International Business Machines Corp.	56,200	10,765,110
		15,169,290
LIFE SCIENCES TOOLS & SERVICES—0.3%
Thermo Fisher Scientific, Inc.	14,600	931,188

MANAGED HEALTH CARE—1.5%
UnitedHealth Group, Inc.	98,600	5,348,064

MOVIES & ENTERTAINMENT—0.6%
News Corp., Cl. A	91,400	2,334,356

MULTI-LINE INSURANCE—0.4%
American International Group, Inc.*	41,600	1,468,480

	SHARES	VALUE
COMMON STOCKS—(CONT.)
OIL & GAS EQUIPMENT & SERVICES—1.8%
Halliburton Company	99,100	$3,437,779
National Oilwell Varco, Inc.	20,200	1,380,670
Weatherford International Ltd. *	139,100	1,556,529
		6,374,978
OIL & GAS EXPLORATION & PRODUCTION—2.4%
Anadarko Petroleum Corp.	72,100	5,357,751
Chesapeake Energy Corp.	34,000	565,080
Denbury Resources, Inc. *	67,000	1,085,400
Pioneer Natural Resources Co.	17,500	1,865,325
		8,873,556
OTHER DIVERSIFIED FINANCIAL SERVICES—0.7%
Citigroup, Inc.	64,500	2,551,620

PAPER PRODUCTS—0.5%
International Paper Co.	49,100	1,956,144

PHARMACEUTICALS—4.7%
Bristol-Myers Squibb Co.	87,200	2,841,848
Eli Lilly & Co.	61,100	3,013,452
Johnson & Johnson	61,600	4,318,160
Pfizer, Inc.	228,300	5,725,764
Sanofi #	31,300	1,482,994
		17,382,218
RAILROADS—0.4%
CSX Corp.	82,300	1,623,779

REGIONAL BANKS—0.7%
Zions Bancorporation	118,900	2,544,460

RESEARCH & CONSULTING SERVICES—0.4%
Verisk Analytics, Inc., Cl. A*	26,100	1,331,100

RESTAURANTS—1.7%
McDonald’s Corp.	39,400	3,475,474
Starbucks Corp.	47,800	2,563,036
		6,038,510
SECURITY & ALARM SERVICES—1.2%
ADT Corp., /The	43,200	2,008,368
Tyco International Ltd.	78,000	2,281,500
		4,289,868
SEMICONDUCTOR EQUIPMENT—1.6%
ASML Holding NV #	43,012	2,770,403
Lam Research Corp. *	80,400	2,904,852
		5,675,255
SEMICONDUCTORS—1.5%
Broadcom Corp., Cl. A *	90,500	3,005,505
Microsemi Corp. *	29,800	626,992
Skyworks Solutions, Inc. *	88,200	1,790,460
		5,422,957
SOFT DRINKS—2.4%
Coca-Cola Co., /The	108,600	3,936,750

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SOFT DRINKS—(CONT.)
PepsiCo, Inc.	70,100	$4,796,943
		8,733,693
SPECIALTY CHEMICALS—1.7%
Celanese Corp.	50,200	2,235,406
LyondellBasell Industries NV, Cl. A	27,700	1,581,393
Rockwood Holdings, Inc.	37,200	1,839,912
		5,656,711
SPECIALTY STORES—0.3%
Dick’s Sporting Goods, Inc.	24,500	1,114,505

SYSTEMS SOFTWARE—0.5%
Red Hat, Inc.*	36,100	1,911,856

TOBACCO—1.7%
Philip Morris International, Inc.	74,300	6,214,452

TRADING COMPANIES & DISTRIBUTORS—1.1%
MRC Global, Inc. *	17,500	486,150
United Rentals, Inc. *	46,600	2,121,232
WESCO International, Inc. *	22,300	1,503,689
		4,111,071
WIRELESS TELECOMMUNICATION SERVICES—1.1%
SBA Communications Corp., Cl. A *	25,830	1,834,447
Vodafone Group PLC #	88,200	2,221,758
		4,056,205
TOTAL COMMON STOCKS (Cost $319,441,752)		341,708,309

MASTER LIMITED PARTNERSHIP —0.9%
ASSET MANAGEMENT & CUSTODY BANKS—0.9%
Blackstone Group LP	125,200	1,951,868
Carlyle Group LP, /The	49,500	1,288,485
		3,240,353
TOTAL MASTER LIMITED PARTNERSHIP (Cost $2,981,140)		3,240,353

REAL ESTATE INVESTMENT TRUST—2.1%
HOTELS, RESORTS & CRUISE LINES—1.0%
Ryman Hospitality Properties	89,944	3,459,246

MORTGAGE—0.6%
Two Harbors Investment Corp.	206,300	2,285,804

	SHARES	VALUE
REAL ESTATE INVESTMENT TRUST—(CONT.)
RESIDENTIAL—0.5%
American Homes 4 Rent*(L2)(a)	117,625	$1,776,138

TOTAL REAL ESTATE INVESTMENT TRUST (Cost $7,612,456)		7,521,188

Total Investments (Cost $330,035,348)(b)	97.4%	352,469,850
Other Assets in Excess of Liabilities	2 .6	9,374,061

NET ASSETS	100.0%	$361,843,911

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted. See Notes 2 and 8 to the Financial Statements.

*	Non-income producing security.
#	American Depositary Receipts.
(a)

Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.  These securities are deemed to be liquid and represent 0.5% of the net assets of the Fund.

(b)

At December 31, 2012, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $330,906,065, amounted to $21,563,785 which consisted of aggregate gross unrealized appreciation of $29,490,008 and aggregate gross unrealized depreciation of $7,926,223.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS  |  ALGER LARGE CAP GROWTH PORTFOLIO

Schedule of Investments‡ December 31, 2012

	SHARES	VALUE
COMMON STOCKS—94.4%
AEROSPACE & DEFENSE—2.8%
Boeing Co., /The	40,150	$3,025,704
Precision Castparts Corp.	26,200	4,962,804
		7,988,508
AIR FREIGHT & LOGISTICS—1.3%
FedEx Corp.	16,800	1,540,896
United Parcel Service, Inc., Cl. B	28,000	2,064,440
		3,605,336
APPAREL ACCESSORIES & LUXURY GOODS—0.5%
Ralph Lauren Corp.	9,700	1,454,224

APPAREL RETAIL—2.4%
Inditex SA (L2)	11,800	1,657,346
Limited Brands, Inc.	75,800	3,567,148
TJX Cos., Inc.	33,700	1,430,565
		6,655,059
APPLICATION SOFTWARE—3.6%
Citrix Systems, Inc. *	23,000	1,512,250
Informatica Corp. *	55,600	1,685,792
Intuit, Inc.	45,300	2,695,350
Salesforce.com, Inc. *	25,100	4,219,310
		10,112,702
ASSET MANAGEMENT & CUSTODY BANKS—0.8%
T. Rowe Price Group, Inc.	32,500	2,116,725

AUTO PARTS & EQUIPMENT—1.0%
Delphi Automotive PLC*	72,000	2,754,000

BIOTECHNOLOGY—0.5%
Alexion Pharmaceuticals, Inc.*	15,400	1,444,674

BROADCASTING—1.8%
CBS Corp., Cl. B	132,000	5,022,600

CASINOS & GAMING—1.0%
Las Vegas Sands Corp.	60,400	2,788,064

COMMUNICATIONS EQUIPMENT—3.1%
Cisco Systems, Inc.	175,950	3,457,418
QUALCOMM, Inc.	86,790	5,382,715
		8,840,133
COMPUTER HARDWARE—11.4%
Apple, Inc.	50,950	27,157,878
Teradata Corp. *	77,500	4,796,475
		31,954,353
COMPUTER STORAGE & PERIPHERALS—1.0%
EMC Corp.*	116,700	2,952,510

CONSTRUCTION & ENGINEERING—0.6%
Quanta Services, Inc.*	62,200	1,697,438

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.1%
Volvo AB#	226,800	3,100,356

	SHARES	VALUE
COMMON STOCKS—(CONT.)
CONSUMER FINANCE—1.6%
American Express Co.	32,500	$1,868,100
Capital One Financial Corp.	46,400	2,687,952
		4,556,052
DATA PROCESSING & OUTSOURCED SERVICES—1.3%
Mastercard, Inc., Cl. A	7,200	3,537,216

DIVERSIFIED BANKS—0.7%
Wells Fargo & Co.	58,100	1,985,858

ENVIRONMENTAL & FACILITIES SERVICES—1.2%
Stericycle, Inc.*	35,800	3,339,066

FERTILIZERS & AGRICULTURAL CHEMICALS—0.9%
Monsanto Co.	25,400	2,404,110

FOOD RETAIL—0.4%
Whole Foods Market, Inc.	12,600	1,150,758

GENERAL MERCHANDISE STORES—2.5%
Dollar General Corp. *	102,100	4,501,589
Target Corp.	46,800	2,769,156
		7,270,745
HEALTH CARE DISTRIBUTORS—2.0%
AmerisourceBergen Corp., Cl. A	66,800	2,884,424
Cardinal Health, Inc.	68,300	2,812,594
		5,697,018
HEALTH CARE EQUIPMENT—0.7%
Covidien PLC	35,900	2,072,866

HEALTH CARE FACILITIES—1.0%
HCA Holdings, Inc.	94,200	2,842,014

HEALTH CARE SERVICES—2.0%
Express Scripts, Inc.*	103,100	5,567,400

HOME IMPROVEMENT RETAIL—0.6%
Home Depot, Inc., /The	25,300	1,564,805

HOMEBUILDING—1.1%
Lennar Corp., Cl. A	81,800	3,163,206

HOUSEHOLD PRODUCTS—0.9%
Procter & Gamble Co., /The	34,050	2,311,655

HYPERMARKETS & SUPER CENTERS—0.4%
Costco Wholesale Corp.	12,100	1,195,117

INDUSTRIAL MACHINERY—2.8%
Pall Corp.	79,400	4,784,644
Xylem, Inc.	118,300	3,205,930
		7,990,574
INTEGRATED TELECOMMUNICATION SERVICES—1.5%
Verizon Communications, Inc.	96,800	4,188,536

INTERNET RETAIL—1.9%
Amazon.com, Inc.*	21,600	5,424,624

	SHARES	VALUE
COMMON STOCKS—(CONT.)
INTERNET SOFTWARE & SERVICES—8.2%
eBay, Inc. *	112,100	$5,719,342
Facebook, Inc. *	75,900	2,021,217
Google, Inc., Cl. A *	14,400	10,214,928
LinkedIn Corp. *	25,900	2,973,838
Yahoo! Inc. *	107,600	2,141,240
		23,070,565
INVESTMENT BANKING & BROKERAGE—1.4%
Goldman Sachs Group, Inc., /The	15,100	1,926,156
Morgan Stanley	108,000	2,064,960
		3,991,116
IT CONSULTING & OTHER SERVICES—3.5%
Cognizant Technology Solutions Corp., Cl. A *	33,800	2,502,890
International Business Machines Corp.	39,100	7,489,605
		9,992,495
LIFE & HEALTH INSURANCE—0.9%
Prudential Financial, Inc.	49,600	2,645,168

MANAGED HEALTH CARE—1.2%
Cigna Corp.	35,300	1,887,138
UnitedHealth Group, Inc.	26,000	1,410,240
		3,297,378
MOTORCYCLE MANUFACTURERS—0.6%
Harley-Davidson, Inc.	36,100	1,763,124

MOVIES & ENTERTAINMENT—1.6%
News Corp., Cl. A	173,100	4,420,974

OIL & GAS EQUIPMENT & SERVICES—4.3%
Cameron International Corp. *	105,000	5,928,300
Halliburton Company	135,300	4,693,557
National Oilwell Varco, Inc.	22,300	1,524,205
		12,146,062
OIL & GAS EXPLORATION & PRODUCTION—3.1%
Anadarko Petroleum Corp.	65,100	4,837,581
Pioneer Natural Resources Co.	36,300	3,869,217
		8,706,798
PACKAGED FOODS & MEATS—0.4%
Hershey Co., /The	17,300	1,249,406

PAPER PRODUCTS—1.1%
International Paper Co.	81,600	3,250,944

PHARMACEUTICALS—6.0%
Eli Lilly & Co.	75,200	3,708,864
Johnson & Johnson	77,200	5,411,720
Pfizer, Inc.	169,000	4,238,520
Watson Pharmaceuticals, Inc. *	41,300	3,551,800
		16,910,904
RAILROADS—1.0%
CSX Corp.	141,400	2,789,822

	SHARES	VALUE
COMMON STOCKS—(CONT.)
RESEARCH & CONSULTING SERVICES—1.3%
Verisk Analytics, Inc., Cl. A*	69,900	$3,564,900

RESTAURANTS—0.8%
Chipotle Mexican Grill, Inc.*	7,400	2,201,204

SEMICONDUCTOR EQUIPMENT—1.5%
ASML Holding NV#	67,837	4,369,381

SEMICONDUCTORS—0.5%
Broadcom Corp., Cl. A*	45,500	1,511,055

SPECIALTY CHEMICALS—0.6%
Celanese Corp.	40,100	1,785,653

TOTAL COMMON STOCKS (Cost $243,061,910)		266,415,251

MASTER LIMITED PARTNERSHIP —0.7%
ASSET MANAGEMENT & CUSTODY BANKS—0.7%
KKR & Co., LP	134,200	2,043,866

TOTAL MASTER LIMITED PARTNERSHIP (Cost $1,960,779)		2,043,866

REAL ESTATE INVESTMENT TRUST—0.6%
RESIDENTIAL—0.6%
Camden Property Trust	23,900	1,630,219

TOTAL REAL ESTATE INVESTMENT TRUST (Cost $1,663,450)		1,630,219

Total Investments (Cost $246,686,139)(a)	95.7%	270,089,336
Other Assets in Excess of Liabilities	4 .3	12,027,610

NET ASSETS	100.0%	$282,116,946

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted See Notes 2 and 8 to the Financial Statements.

*	Non-income producing security.
#	American Depositary Receipts.
(a)

At December 31, 2012, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $247,385,100, amounted to $22,704,236 which consisted of aggregate gross unrealized appreciation of $29,657,420 and aggregate gross unrealized depreciation of $6,953,184.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS  |  ALGER MID CAP GROWTH PORTFOLIO

Schedule of Investments‡ December 31, 2012

	SHARES	VALUE
COMMON STOCKS—90.3%
AEROSPACE & DEFENSE—1.5%
Triumph Group, Inc.	31,700	$2,070,010

AIRLINES—1.2%
Delta Air Lines, Inc.*	138,500	1,643,995

ALTERNATIVE CARRIERS—0.8%
TW Telecom, Inc.*	41,200	1,049,364

APPAREL ACCESSORIES & LUXURY GOODS—4.0%
Fifth & Pacific Cos, Inc. *	136,210	1,695,815
Michael Kors Holdings Ltd. *	12,460	635,834
PVH Corp.	17,700	1,964,876
Ralph Lauren Corp.	7,500	1,124,400
		5,420,925
APPAREL RETAIL—2.2%
Limited Brands, Inc.	35,500	1,670,630
Ross Stores, Inc.	25,600	1,386,240
		3,056,870
APPLICATION SOFTWARE—3.9%
Cadence Design Systems, Inc. *	139,000	1,877,890
Citrix Systems, Inc. *	23,700	1,558,275
QLIK Technologies, Inc. *	30,900	671,148
Splunk, Inc. *	48,000	1,392,960
		5,500,273
ASSET MANAGEMENT & CUSTODY BANKS—1.6%
Affiliated Managers Group, Inc. *	7,800	1,015,170
T. Rowe Price Group, Inc.	18,600	1,211,418
		2,226,588
AUTO PARTS & EQUIPMENT—1.0%
Delphi Automotive PLC*	34,700	1,327,275

BIOTECHNOLOGY—3.9%
Alexion Pharmaceuticals, Inc. *	10,550	989,696
Idenix Pharmaceuticals, Inc. *	126,553	613,782
Medivation, Inc. *	35,400	1,811,064
Merrimack Pharmaceuticals, Inc. *	162,200	987,798
Onyx Pharmaceuticals, Inc. *	4,950	373,874
Vertex Pharmaceuticals, Inc. *	15,000	629,100
		5,405,314
BROADCASTING—2.5%
CBS Corp., Cl. B	73,100	2,781,455
Scripps Networks Interactive, Inc., Cl. A	12,300	712,416
		3,493,871
BUILDING PRODUCTS—0.6%
Owens Corning*	21,300	787,887

CABLE & SATELLITE—1.1%
Sirius XM Radio, Inc.	514,400	1,486,616

CHEMICALS—0.0%
Metabolix, Inc.*	40,533	59,989

	SHARES	VALUE
COMMON STOCKS—(CONT.)
COMMUNICATIONS EQUIPMENT—2.7%
Ciena Corp. *	30,400	$477,280
F5 Networks, Inc. *	11,600	1,126,940
JDS Uniphase Corp. *	68,800	931,552
Motorola Solutions, Inc.	21,000	1,169,280
		3,705,052
COMPUTER HARDWARE—0.5%
Teradata Corp.*	10,800	668,412

COMPUTER STORAGE & PERIPHERALS—0.2%
SanDisk Corp.*	7,800	339,768

CONSTRUCTION & ENGINEERING—1.2%
Quanta Services, Inc. *	28,200	769,578
TPI - Triunfo Participacoes e Investimentos SA (L2)	135,000	823,773
		1,593,351
DATA PROCESSING & OUTSOURCED SERVICES—0.5%
Paychex, Inc.	20,800	647,712

DISTILLERS & VINTNERS—1.6%
Beam, Inc.	36,400	2,223,676

DISTRIBUTORS—0.9%
LKQ Corp.*	59,400	1,253,340

DIVERSIFIED CHEMICALS—2.0%
Eastman Chemical Co.	17,650	1,201,083
PPG Industries, Inc.	11,000	1,488,850
		2,689,933
EDUCATION SERVICES—0.5%
Anhanguera Educacional Participacoes SA*(L2)	40,100	676,718

ELECTRIC UTILITIES—0.9%
ITC Holdings Corp.	16,500	1,269,015

ELECTRICAL COMPONENTS & EQUIPMENT—0.5%
Rockwell Automation, Inc.	8,400	705,516

ENVIRONMENTAL & FACILITIES SERVICES—2.0%
Clean Harbors, Inc. *	25,800	1,419,258
Stericycle, Inc. *,^	14,200	1,324,434
		2,743,692
FOOD RETAIL—1.6%
Fresh Market, Inc., /The *	33,044	1,589,086
Whole Foods Market, Inc.	7,300	666,709
		2,255,795
GENERAL MERCHANDISE STORES—2.5%
Dollar General Corp. *	46,950	2,070,026
Family Dollar Stores, Inc.	22,000	1,395,020
		3,465,046
HEALTH CARE DISTRIBUTORS—1.0%
Cardinal Health, Inc.	32,300	1,330,114

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HEALTH CARE FACILITIES—1.0%
Tenet Healthcare Corporation*	41,075	$1,333,705

HEALTH CARE SERVICES—1.7%
Catamaran Corp. *	27,912	1,314,934
HMS Holdings Corp. *	40,000	1,036,800
		2,351,734
HEALTH CARE TECHNOLOGY—0.5%
Agilent Technologies, Inc.	17,500	716,450

HOMEBUILDING—0.9%
Standard Pacific Corp.*	160,100	1,176,735

HOTELS RESORTS & CRUISE LINES—1.3%
Royal Caribbean Cruises Ltd.	19,400	659,600
Wyndham Worldwide Corporation	20,000	1,064,200
		1,723,800
HUMAN RESOURCE & EMPLOYMENT SERVICES—1.3%
Robert Half International, Inc.	57,400	1,826,468

INDUSTRIAL MACHINERY—3.0%
Pall Corp.	16,400	988,264
Parker Hannifin Corp.	8,300	705,998
SPX Corp.	14,300	1,003,145
Xylem, Inc.	54,000	1,463,400
		4,160,807
INTERNET SOFTWARE & SERVICES—2.7%
LinkedIn Corp. *	15,300	1,756,746
OpenTable, Inc. *	27,372	1,335,754
Yelp, Inc. *	32,500	612,625
		3,705,125
LIFE & HEALTH INSURANCE—0.6%
Lincoln National Corp.	32,900	852,110

LIFE SCIENCES TOOLS & SERVICES—0.8%
Illumina, Inc.*	19,900	1,106,241

MANAGED HEALTH CARE—0.6%
Cigna Corp.	14,900	796,554

METAL & GLASS CONTAINERS—0.5%
Crown Holdings, Inc.*	19,000	699,390

MOTORCYCLE MANUFACTURERS—0.6%
Harley-Davidson, Inc.	16,500	805,860

OIL & GAS EQUIPMENT & SERVICES—2.7%
Cameron International Corp. *,^	32,400	1,829,304
Core Laboratories NV	5,400	590,274
Superior Energy Services, Inc. *	59,600	1,234,912
		3,654,490
OIL & GAS EXPLORATION & PRODUCTION—3.4%
Cabot Oil & Gas Corp. ^	14,700	731,178
Denbury Resources, Inc. *,^	97,500	1,579,500

	SHARES	VALUE
COMMON STOCKS—(CONT.)
OIL & GAS EXPLORATION & PRODUCTION—(CONT.)
Pioneer Natural Resources Co. ^	23,200	$2,472,888
		4,783,566
PACKAGED FOODS & MEATS—2.5%
ConAgra Foods, Inc.	57,300	1,690,350
Hershey Co., /The	22,500	1,624,950
		3,315,300
PAPER PRODUCTS—0.9%
International Paper Co.	29,900	1,191,216

PHARMACEUTICALS—3.3%
Questcor Pharmaceuticals, Inc.	28,450	760,184
Vivus, Inc. *	29,800	399,916
Warner Chilcott PLC, Cl. A	141,900	1,708,476
Watson Pharmaceuticals, Inc. *	19,200	1,651,200
		4,519,776
PROPERTY & CASUALTY INSURANCE—0.5%
Fidelity National Financial, Inc.	28,200	664,110

RAILROADS—0.3%
Kansas City Southern^	5,300	442,444

REAL ESTATE MANAGEMENT & DEVELOPMENT—0.5%
BR Properties SA(L2)	59,800	744,398

REAL ESTATE SERVICES—1.6%
Jones Lang LaSalle, Inc.	26,100	2,190,834

REGIONAL BANKS—1.0%
Zions Bancorporation	62,900	1,346,060

RESEARCH & CONSULTING SERVICES—1.5%
CoStar Group, Inc. *	11,500	1,027,755
Verisk Analytics, Inc., Cl. A *	20,400	1,040,400
		2,068,155
RESTAURANTS—0.6%
Chipotle Mexican Grill, Inc.*	3,000	892,380

SEMICONDUCTOR EQUIPMENT—0.9%
Lam Research Corp.*	34,800	1,257,324

SEMICONDUCTORS—3.1%
Avago Technologies Ltd.	34,500	1,092,270
Microsemi Corp. *	47,400	997,296
Skyworks Solutions, Inc. *	45,600	925,680
Xilinx, Inc.	34,100	1,224,190
		4,239,436
SPECIALIZED FINANCE—0.5%
Moody’s Corp.	14,100	709,512

SPECIALTY CHEMICALS—2.1%
Celanese Corp.	33,000	1,469,489
Rockwood Holdings, Inc.	29,400	1,454,124
		2,923,613

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SPECIALTY STORES—0.5%
L’Occitane International SA(L2)	211,300	$676,177

SYSTEMS SOFTWARE—3.4%
CommVault Systems, Inc. *	12,400	864,404
Fortinet, Inc. *	44,900	946,043
Red Hat, Inc. *	32,000	1,694,720
Sourcefire, Inc. *	23,400	1,104,948
		4,610,115
TRADING COMPANIES & DISTRIBUTORS—0.9%
WW Grainger, Inc.	6,000	1,214,220

WIRELESS TELECOMMUNICATION SERVICES—1.7%
SBA Communications Corp., Cl. A*	33,500	2,379,170

TOTAL COMMON STOCKS (Cost $117,665,103)		124,173,392

MASTER LIMITED PARTNERSHIP —1.0%
ASSET MANAGEMENT & CUSTODY BANKS—1.0%
KKR & Co., LP	85,500	1,302,165

TOTAL MASTER LIMITED PARTNERSHIP (Cost $1,361,711)		1,302,165

REAL ESTATE INVESTMENT TRUST—2.4%
RESIDENTIAL—1.8%
American Homes 4 Rent *(L2)(a)	87,700	1,324,270
Camden Property Trust	17,800	1,214,138
		2,538,408
SPECIALIZED—0.6%
Extra Space Storage, Inc.	21,700	789,663

TOTAL REAL ESTATE INVESTMENT TRUST (Cost $3,199,120)		3,328,071

Total Investments (Cost $122,225,934)(b)	93.7%	128,803,628
Other Assets in Excess of Liabilities	6 .3	8,685,092

NET ASSETS	100.0%	$137,488,720

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted. See Notes 2 and 8 to the Financial Statements.

^	All or a portion of this security has been pledged as collateral for written call options.
*	Non-income producing security.
(a)

Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.  These securities are deemed to be liquid and represent 1.0% of the net assets of the Fund.

(b)

At December 31, 2012, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $124,331,498, amounted to $4,472,130 which consisted of aggregate gross unrealized appreciation of $10,232,021 and aggregate gross unrealized depreciation of $5,759,891.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS  |  ALGER MID CAP GROWTH PORTFOLIO

Schedule of Investments (Continued) — Written Options‡ December 31, 2012

	CONTRACTS	SHARES SUBJECT TO PUT/ CALL	VALUE
PUT OPTIONS WRITTEN
Cabot Oil & Gas Corp./ January/ 49	24	2,400	$3,000
Cabot Oil & Gas Corp./ January/ 50	97	9,700	19,400
Cabot Oil & Gas Corp./ January/ 52.50(L2)	73	7,300	23,360
Cameron International Corp./ January/ 55	24	2,400	2,280
Cameron International Corp./ January/ 57.50	74	7,400	17,390
Cameron International Corp./ January/ 60(L2)	24	2,400	8,880
Kansas City Southern/ January/ 85	24	2,400	6,432
Pioneer Natural Resources Co./ January/ 110(L2)	24	2,400	12,720
Whiting Petroleum Corp./ January/ 42.50	61	6,100	6,710
TOTAL PUT OPTIONS WRITTEN (Premiums Received $96,491)			100,172
CALL OPTIONS WRITTEN
Cabot Oil & Gas Corp./ January/ 47.50	24	2,400	6,360
Cabot Oil & Gas Corp./ January/ 49	73	7,300	11,023
Cameron International Corp./ January/ 52.50(L2)	49	4,900	20,580
Cameron International Corp./ January/ 55	72	7,200	13,320
Denbury Resources, Inc./ January/ 15(L2)	48	4,800	5,760
Denbury Resources, Inc./ January/ 16	73	7,300	2,190
Kansas City Southern/ January/ 80	24	2,400	8,328
Pioneer Natural Resources Co./ January/ 105	24	2,400	10,080
Pioneer Natural Resources Co./ January/ 110	12	1,200	2,388
Stericycle, Inc./ January/ 90(L2)	24	2,400	8,160
TOTAL CALL OPTIONS WRITTEN (Premiums Received $111,682)			88,189
TOTAL OPTIONS WRITTEN (Premiums Received $208,173)			$188,361

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted. See Notes 2 and 8 to the Financial Statements.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS  |  ALGER SMID CAP GROWTH PORTFOLIO

Schedule of Investments‡ December 31, 2012

	SHARES	VALUE
COMMON STOCKS—91.9%
AEROSPACE & DEFENSE—1.1%
Triumph Group, Inc.	11,500	$750,950

AIRLINES—0.7%
Alaska Air Group, Inc.*	11,250	484,763

ALTERNATIVE CARRIERS—0.6%
TW Telecom, Inc.*	14,770	376,192

APPAREL ACCESSORIES & LUXURY GOODS—1.9%
Fifth & Pacific Cos, Inc. *	41,150	512,318
PVH Corp.	7,020	779,290
		1,291,608
APPAREL RETAIL—2.4%
ANN, Inc. *	17,720	599,644
Ascena Retail Group, Inc. *	29,885	552,574
Children’s Place Retail Stores, Inc., /The *	9,935	440,021
		1,592,239
APPLICATION SOFTWARE—2.7%
Cadence Design Systems, Inc. *	61,995	837,553
Factset Research Systems, Inc.	5,155	453,949
QLIK Technologies, Inc. *	24,865	540,068
		1,831,570
ASSET MANAGEMENT & CUSTODY BANKS—1.0%
Affiliated Managers Group, Inc.*	4,920	640,338

AUTO PARTS & EQUIPMENT—1.6%
Dana Holding Corp.	32,071	500,628
WABCO Holdings, Inc. *	8,265	538,796
		1,039,424
BIOTECHNOLOGY—5.3%
Acorda Therapeutics, Inc. *	10,725	266,624
Alkermes PLC *	21,020	389,290
BioMarin Pharmaceutical, Inc. *	7,895	388,829
Cepheid, Inc. *	15,050	508,840
Cubist Pharmaceuticals, Inc. *	5,095	214,296
Medivation, Inc. *	8,300	424,627
Onyx Pharmaceuticals, Inc. *	4,700	354,991
Optimer Pharmaceuticals, Inc. *	20,991	189,969
Pharmacyclics, Inc. *	6,100	353,190
Seattle Genetics, Inc. *	8,950	207,640
Theravance, Inc. *	13,355	297,416
		3,595,712
BUILDING PRODUCTS—1.2%
AO Smith Corp.	6,970	439,598
Armstrong World Industries, Inc.	6,890	349,530
		789,128
CABLE & SATELLITE—0.7%
AMC Networks, Inc.*	9,685	479,408

	SHARES	VALUE
COMMON STOCKS—(CONT.)
COMMUNICATIONS EQUIPMENT—2.0%
Ciena Corp. *	29,230	$458,911
Finisar Corp. *	31,315	510,435
JDS Uniphase Corp. *	26,515	359,013
		1,328,359
COMPUTER STORAGE & PERIPHERALS—0.6%
Fusion-io, Inc.*	18,500	424,205

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.0%
Lindsay Corp.	8,325	666,999

DATA PROCESSING & OUTSOURCED SERVICES—2.1%
Alliance Data Systems Corp. *	4,660	674,582
WEX, Inc. *	9,510	716,768
		1,391,350
DISTRIBUTORS—1.1%
LKQ Corp.*	33,580	708,538

ELECTRIC UTILITIES—1.1%
ITC Holdings Corp.	9,745	749,488

ELECTRONIC MANUFACTURING SERVICES—0.5%
Trimble Navigation Ltd.*	5,640	337,159

ENVIRONMENTAL & FACILITIES SERVICES—3.4%
Clean Harbors, Inc. *	12,645	695,601
Tetra Tech, Inc. *	27,270	721,292
Waste Connections, Inc.	22,517	760,849
		2,177,742
FOOD DISTRIBUTORS—0.8%
United Natural Foods, Inc.*	9,875	529,201

FOOD RETAIL—0.6%
Fresh Market, Inc., /The*	8,785	422,471

GOLD—0.5%
Royal Gold, Inc.	3,815	310,198

HEALTH CARE EQUIPMENT—1.9%
Sirona Dental Systems, Inc. *	6,885	443,807
Thoratec Corp. *	9,810	368,071
Volcano Corp. *	18,400	434,424
		1,246,302
HEALTH CARE FACILITIES—1.3%
Healthsouth Corp. *	13,980	295,118
Universal Health Services, Inc., Cl. B	11,145	538,861
		833,979
HEALTH CARE SERVICES—1.8%
Catamaran Corp. *	15,655	737,507
HMS Holdings Corp. *	18,165	470,837
		1,208,344
HEALTH CARE SUPPLIES—0.7%
Align Technology, Inc.*	16,155	448,301

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HEALTH CARE TECHNOLOGY—0.5%
athenahealth, Inc.*	4,405	$323,547

HOMEBUILDING—0.8%
NVR, Inc.*	545	501,400

HOTELS RESORTS & CRUISE LINES—1.1%
Marriott Vacations Worldwide Corp.*	18,090	753,810

HOUSEWARES & SPECIALTIES—2.0%
Jarden Corp.	13,140	679,337
Tupperware Brands Corp.	10,295	659,910
		1,339,247
HUMAN RESOURCE & EMPLOYMENT SERVICES—1.8%
Robert Half International, Inc.	23,980	763,043
Towers Watson & Co.	8,180	459,798
		1,222,841
INDUSTRIAL MACHINERY—4.0%
Actuant Corp., Cl. A	27,505	767,664
Barnes Group, Inc.	15,265	342,852
Kennametal, Inc.	9,905	396,200
Lincoln Electric Holdings, Inc.	13,675	665,699
SPX Corp.	6,355	445,803
		2,618,218
INSURANCE BROKERS—0.7%
Brown & Brown, Inc.	18,395	468,337

INTERNET SOFTWARE & SERVICES—2.6%
DealerTrack Holdings, Inc. *	22,150	636,148
IAC/InterActiveCorp.	11,535	545,606
OpenTable, Inc. *	11,765	574,132
		1,755,886
IT CONSULTING & OTHER SERVICES—1.1%
Gartner, Inc.*	15,255	702,035

LEISURE FACILITIES—2.1%
Life Time Fitness, Inc. *	12,455	612,911
Six Flags Entertainment Corp.	12,675	775,709
		1,388,620
LEISURE PRODUCTS—0.9%
Brunswick Corp.	21,730	632,126

LIFE SCIENCES TOOLS & SERVICES—1.8%
Bruker Corp. *	27,235	415,878
Covance, Inc. *	5,550	320,624
Illumina, Inc. *	8,175	454,448
		1,190,950
MANAGED HEALTH CARE—0.7%
Centene Corp. *	7,200	295,200
Molina Healthcare, Inc. *	7,165	193,885
		489,085

	SHARES	VALUE
COMMON STOCKS—(CONT.)
METAL & GLASS CONTAINERS—1.5%
Ball Corp.	9,415	$421,321
Crown Holdings, Inc. *	15,970	587,856
		1,009,177
OIL & GAS EQUIPMENT & SERVICES—1.8%
Oceaneering International, Inc.	9,155	492,447
Oil States International, Inc. *	9,700	693,938
		1,186,385
OIL & GAS EXPLORATION & PRODUCTION—2.6%
Oasis Petroleum, Inc. *	13,095	416,421
SM Energy Co.	13,125	685,256
Whitinig Petroleum Corp. *	7,375	319,854
WPX Energy, Inc. *	20,595	306,454
		1,727,985
PACKAGED FOODS & MEATS—2.4%
B&G Foods, Inc.	22,445	635,417
Hain Celestial Group, Inc. *	11,430	619,735
WhiteWave Foods Co. *	22,120	343,745
		1,598,897
PHARMACEUTICALS—1.2%
Questcor Pharmaceuticals, Inc.	12,595	336,539
Vivus, Inc. *	19,005	255,047
Warner Chilcott PLC, Cl. A	17,580	211,663
		803,249
RAILROADS—1.2%
Genesee & Wyoming, Inc., Cl. A*	10,885	828,131

REAL ESTATE SERVICES—0.9%
Jones Lang LaSalle, Inc.	6,870	576,668

REGIONAL BANKS—1.9%
Texas Capital Bancshares, Inc. *	14,590	653,924
Zions Bancorporation	29,075	622,205
		1,276,129
RESTAURANTS—1.1%
Dunkin’ Brands Group, Inc.	21,530	714,365

SEMICONDUCTOR EQUIPMENT—1.1%
Lam Research Corp.*	19,892	718,698

SEMICONDUCTORS—2.5%
Mellanox Technologies Ltd. *	6,745	400,518
Microsemi Corp. *	20,830	438,263
ON Semiconductor Corp. *	68,270	481,303
Skyworks Solutions, Inc. *	16,035	325,511
		1,645,595
SPECIALIZED CONSUMER SERVICES—1.2%
Sotheby’s	10,065	338,385
Weight Watchers International, Inc.	8,345	436,945
		775,330

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SPECIALTY CHEMICALS—4.5%
Chemtura Corp. *	28,771	$611,671
Cytec Industries, Inc.	8,890	611,899
PolyOne Corp.	34,241	699,201
Rockwood Holdings, Inc.	10,540	521,308
Valspar Corp.	9,255	577,512
		3,021,591
SPECIALTY STORES—1.8%
GNC Holdings, Inc., Cl. A	17,890	595,379
Ulta Salon, Cosmetics & Fragrance, Inc.	6,255	614,617
		1,209,996
SYSTEMS SOFTWARE—3.6%
CommVault Systems, Inc. *	10,280	716,618
Fortinet, Inc. *	28,255	595,333
MICROS Systems, Inc. *	11,615	492,941
NetSuite, Inc. *	8,610	579,453
		2,384,345
THRIFTS & MORTGAGE FINANCE—0.5%
Northwest Bancshares, Inc.	27,330	331,786

TRADING COMPANIES & DISTRIBUTORS—2.2%
MRC Global, Inc. *	17,090	474,760
United Rentals, Inc. *	13,095	596,085
Watsco, Inc.	5,560	416,444
		1,487,289
WIRELESS TELECOMMUNICATION SERVICES—1.2%
SBA Communications Corp., Cl. A*	11,700	830,934

TOTAL COMMON STOCKS (Cost $53,886,187)		61,166,620

MASTER LIMITED PARTNERSHIP —0.8%
ASSET MANAGEMENT & CUSTODY BANKS—0.8%
Och-Ziff Capital Management Group LLC, Cl. A	56,680	538,460

TOTAL MASTER LIMITED PARTNERSHIP (Cost $541,973)		538,460

REAL ESTATE INVESTMENT TRUST—4.5%
HOTELS, RESORTS & CRUISE LINES—0.7%
Ryman Hospitality Properties	12,799	492,250

MORTGAGE—1.6%
American Capital Mortgage Investment Corp.	18,165	428,149
Two Harbors Investment Corp.	57,889	641,410
		1,069,559
RETAIL—1.4%
Tanger Factory Outlet Centers	13,930	476,406
Taubman Centers, Inc.	6,120	481,766
		958,172

	SHARES	VALUE
REAL ESTATE INVESTMENT TRUST—(CONT.)
SPECIALIZED—0.8%
Sovran Self Storage, Inc.	8,850	$549,585

TOTAL REAL ESTATE INVESTMENT TRUST (Cost $2,859,460)		3,069,566

Total Investments (Cost $57,287,620)(a)	97.2%	64,774,646
Other Assets in Excess of Liabilities	2 .8	1,846,129

NET ASSETS	100.0%	$66,620,775

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted. See Notes 2 and 8 to the Financial Statements.

*	Non-income producing security.
(a)

At December 31, 2012, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $57,407,932, amounted to $7,366,714 which consisted of aggregate gross unrealized appreciation of $8,856,428 and aggregate gross unrealized depreciation of $1,489,714.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS  |  ALGER SMALL CAP GROWTH PORTFOLIO

Schedule of Investments‡ December 31, 2012

	SHARES	VALUE
COMMON STOCKS—89.7%
AEROSPACE & DEFENSE—1.0%
Esterline Technologies Corp.*	70,050	$4,455,881

AIR FREIGHT & LOGISTICS—0.9%
HUB Group, Inc., Cl. A*	122,200	4,105,920

AIRLINES—1.0%
Alaska Air Group, Inc.*	101,100	4,356,399

ALTERNATIVE CARRIERS—0.8%
Cogent Communications Group, Inc.	148,500	3,362,040

APPAREL ACCESSORIES & LUXURY GOODS—0.9%
Fifth & Pacific Cos, Inc.*	318,800	3,969,060

APPAREL RETAIL—2.3%
ANN, Inc. *	114,600	3,878,063
Children’s Place Retail Stores, Inc., /The *	66,700	2,954,143
DSW, Inc., Cl. A	57,900	3,803,451
		10,635,657
APPLICATION SOFTWARE—4.8%
Aspen Technology, Inc. *	166,900	4,613,116
BroadSoft, Inc. *	66,500	2,415,945
Cadence Design Systems, Inc. *	404,200	5,460,742
QLIK Technologies, Inc. *	191,900	4,168,068
Ultimate Software Group, Inc. *	51,300	4,843,233
		21,501,104
ASSET MANAGEMENT & CUSTODY BANKS—1.1%
Cohen & Steers, Inc.	98,100	2,989,107
Walter Investment Management Corp. *	52,800	2,271,456
		5,260,563
AUTO PARTS & EQUIPMENT—1.4%
American Axle & Manufacturing Holdings, Inc. *	255,600	2,862,720
Dana Holding Corp.	219,700	3,429,517
		6,292,237
BIOTECHNOLOGY—4.7%
Acorda Therapeutics, Inc. *	87,200	2,167,792
Alkermes PLC *	115,700	2,142,764
Cepheid, Inc. *	107,500	3,634,574
Cubist Pharmaceuticals, Inc. *	47,300	1,989,438
Idenix Pharmaceuticals, Inc. *	293,300	1,422,505
Optimer Pharmaceuticals, Inc. *	137,600	1,245,280
Pharmacyclics, Inc. *	53,900	3,120,810
Seattle Genetics, Inc. *	66,900	1,552,080
Synageva BioPharma Corp. *	39,400	1,823,826
Theravance, Inc. *	78,730	1,753,317
		20,852,386
BUILDING PRODUCTS—1.0%
AO Smith Corp.	72,900	4,597,803

COMMUNICATIONS EQUIPMENT—3.1%
Aruba Networks, Inc. *	107,400	2,228,550
Ciena Corp. *	171,900	2,698,830

	SHARES	VALUE
COMMON STOCKS—(CONT.)
COMMUNICATIONS EQUIPMENT—(CONT.)
Finisar Corp. *	210,100	$3,424,630
RADWARE Ltd. *	68,800	2,270,400
Ruckus Wireless, Inc. *	150,600	3,393,018
		14,015,428
COMPUTER HARDWARE—1.7%
3D Systems Corp. *	81,400	4,342,690
Silicon Graphics International Corp. *	322,000	3,294,060
		7,636,750
COMPUTER STORAGE & PERIPHERALS—0.6%
Fusion-io, Inc.*	125,100	2,868,543

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.2%
Lindsay Corp.	64,600	5,175,752

DATA PROCESSING & OUTSOURCED SERVICES—1.2%
WEX, Inc.*	68,800	5,185,456

ELECTRONIC EQUIPMENT MANUFACTURERS—1.1%
Cognex Corp.	129,600	4,771,872

ENVIRONMENTAL & FACILITIES SERVICES—1.7%
Clean Harbors, Inc. *	53,300	2,932,033
Tetra Tech, Inc. *	174,700	4,620,815
		7,552,848
FOOD DISTRIBUTORS—0.8%
United Natural Foods, Inc.*	66,800	3,579,812

FOOD RETAIL—0.6%
Fresh Market, Inc., /The*	59,600	2,866,164

FOOTWEAR—0.6%
Wolverine World Wide, Inc.	66,700	2,733,366

HEALTH CARE EQUIPMENT—3.3%
Insulet Corp. *	179,500	3,808,990
NxStage Medical, Inc. *	196,900	2,215,125
Thoratec Corp. *	68,100	2,555,112
Volcano Corp. *	134,814	3,182,959
Wright Medical Group, Inc. *	144,200	3,026,758
		14,788,944
HEALTH CARE FACILITIES—1.7%
Healthsouth Corp. *	170,900	3,607,699
Tenet Healthcare Corporation *	121,325	3,939,423
		7,547,122
HEALTH CARE SERVICES—2.2%
Accretive Health, Inc. *	250,600	2,896,936
HMS Holdings Corp. *	125,900	3,263,328
Team Health Holdings, Inc. *	133,400	3,837,918
		9,998,182
HEALTH CARE SUPPLIES—1.3%
Align Technology, Inc. *	97,900	2,716,725

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HEALTH CARE SUPPLIES—(CONT.)
Endologix, Inc. *	217,900	$3,102,896
		5,819,621
HEALTH CARE TECHNOLOGY—1.1%
athenahealth, Inc. *	38,400	2,820,480
Greenway Medical Technologies *	142,900	2,194,944
		5,015,424
HOME FURNISHINGS—0.5%
Ethan Allen Interiors, Inc.	80,400	2,067,084

HOMEFURNISHING RETAIL—1.1%
Pier 1 Imports, Inc.	240,600	4,812,000

HOTELS RESORTS & CRUISE LINES—1.7%
Interval Leisure Group	142,100	2,755,319
Marriott Vacations Worldwide Corp. *	121,700	5,071,239
		7,826,558
HUMAN RESOURCE & EMPLOYMENT SERVICES—0.8%
On Assignment, Inc.*	183,700	3,725,436

INDUSTRIAL MACHINERY—2.7%
Actuant Corp., Cl. A	178,400	4,979,144
Barnes Group, Inc.	104,700	2,351,562
RBC Bearings, Inc. *	97,800	4,896,846
		12,227,552
INTERNET SOFTWARE & SERVICES—3.9%
Cornerstone OnDemand, Inc. *	168,400	4,972,852
DealerTrack Holdings, Inc. *	165,300	4,747,416
ExactTarget, Inc. *	203,000	4,060,000
OpenTable, Inc. *	71,400	3,484,320
		17,264,588
IT CONSULTING & OTHER SERVICES—0.9%
InterXion Holding NV*	162,200	3,853,872

LEISURE FACILITIES—2.0%
Life Time Fitness, Inc. *	83,850	4,126,259
Six Flags Entertainment Corp.	82,400	5,042,880
		9,169,139
LEISURE PRODUCTS—1.0%
Brunswick Corp.	151,200	4,398,408

LIFE SCIENCES TOOLS & SERVICES—1.3%
Bruker Corp. *	230,500	3,519,735
PAREXEL International Corp. *	78,100	2,310,979
		5,830,714
MANAGED HEALTH CARE—0.9%
Centene Corp. *	53,800	2,205,800
Molina Healthcare, Inc. *	74,500	2,015,970
		4,221,770
METAL & GLASS CONTAINERS—0.9%
Silgan Holdings, Inc.	99,800	4,150,682

	SHARES	VALUE
COMMON STOCKS—(CONT.)
MOVIES & ENTERTAINMENT—0.7%
Lions Gate Entertainment Corp.*	182,700	$2,996,280

OIL & GAS EQUIPMENT & SERVICES—1.4%
Dril-Quip, Inc. *	48,295	3,527,950
Hornbeck Offshore Services, Inc. *	74,100	2,544,594
		6,072,544
OIL & GAS EXPLORATION & PRODUCTION—3.7%
Approach Resources, Inc. *	62,700	1,568,127
Berry Petroleum Co., Cl. A	96,500	3,237,575
Energy XXI Bermuda Ltd.	112,600	3,624,594
Kodiak Oil & Gas Corp. *	204,600	1,810,710
Nothern Oil and Gas, Inc. *	191,400	3,219,348
Rosetta Resources, Inc. *	75,600	3,429,216
		16,889,570
PACKAGED FOODS & MEATS—1.9%
B&G Foods, Inc.	149,600	4,235,176
Hain Celestial Group, Inc. *	77,750	4,215,605
		8,450,781
PHARMACEUTICALS—1.4%
Questcor Pharmaceuticals, Inc.	96,600	2,581,152
ViroPharma, Inc. *	66,500	1,513,540
Vivus, Inc. *	159,100	2,135,122
		6,229,814
PRECIOUS METALS & MINERALS—0.4%
Hecla Mining Co.	274,000	1,597,420

RAILROADS—1.2%
Genesee & Wyoming, Inc., Cl. A*	68,000	5,173,440

REAL ESTATE SERVICES—0.9%
Jones Lang LaSalle, Inc.	45,600	3,827,664

REGIONAL BANKS—1.0%
Texas Capital Bancshares, Inc.*	98,000	4,392,360

RESEARCH & CONSULTING SERVICES—0.9%
CoStar Group, Inc.*	45,200	4,039,524

RESTAURANTS—1.8%
Cheesecake Factory, Inc., /The	99,900	3,268,728
Domino’s Pizza, Inc.	105,700	4,603,235
		7,871,963
SEMICONDUCTORS—3.4%
Applied Micro Circuits Corporation *	231,200	1,942,080
Cavium Networks, Inc. *	91,000	2,840,110
Cypress Semiconductor Corp. *	207,300	2,247,132
Freescale Semiconductor Holdings Ltd. *	240,000	2,642,400
Microsemi Corp. *	260,000	5,470,400
		15,142,122
SPECIALIZED CONSUMER SERVICES—0.4%
Sotheby’s	56,000	1,882,720

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SPECIALTY CHEMICALS—3.7%
Chemtura Corp. *	192,500	$4,092,550
Cytec Industries, Inc.	49,800	3,427,734
PolyOne Corp.	265,500	5,421,510
Rockwood Holdings, Inc.	75,700	3,744,122
		16,685,916
SPECIALTY STORES—1.9%
Five Below, Inc. *	115,800	3,710,232
Vitamin Shoppe, Inc. *	85,900	4,927,224
		8,637,456
SYSTEMS SOFTWARE—2.3%
Allot Communications Ltd. *	104,500	1,862,190
CommVault Systems, Inc. *	80,100	5,583,771
Sourcefire, Inc. *	61,400	2,899,308
		10,345,269
THRIFTS & MORTGAGE FINANCE—0.6%
Northwest Bancshares, Inc.	217,300	2,638,022

TRADING COMPANIES & DISTRIBUTORS—1.6%
Beacon Roofing Supply, Inc. *	116,180	3,866,470
Watsco, Inc.	45,200	3,385,480
		7,251,950
TRUCKING—0.7%
Avis Budget Group, Inc.*	156,400	3,099,848

TOTAL COMMON STOCKS (Cost $345,171,136)		401,716,800

MASTER LIMITED PARTNERSHIP —0.6%
ASSET MANAGEMENT & CUSTODY BANKS—0.6%
Fortress Investment Group LLC, Cl. A	635,500	2,789,845

TOTAL MASTER LIMITED PARTNERSHIP (Cost $3,271,999)		2,789,845

REAL ESTATE INVESTMENT TRUST—4.9%
HOTELS, RESORTS & CRUISE LINES—0.8%
Ryman Hospitality Properties	89,630	3,447,170

MORTGAGE—1.5%
American Capital Mortgage Investment Corp.	103,100	2,430,067
Two Harbors Investment Corp.	387,200	4,290,176
		6,720,243
UPDATE REIT INDUSTRY—0.8%
Dupont Fabros Technology, Inc.	145,300	3,510,448

RESIDENTIAL—0.9%
American Homes 4 Rent *(L2)(a)	142,600	2,153,260
Silver Bay Realty Trust Corp. *	96,100	1,809,563
		3,962,823

	SHARES	VALUE
REAL ESTATE INVESTMENT TRUST—(CONT.)
SPECIALIZED—0.9%
Extra Space Storage, Inc.	112,000	$4,075,680

TOTAL REAL ESTATE INVESTMENT TRUST (Cost $20,375,251)		21,716,364

Total Investments (Cost $368,818,386)(b)	95.2%	426,223,009
Other Assets in Excess of Liabilities	4 .8	21,499,490

NET ASSETS	100.0%	$447,722,499

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted. See Notes 2 and 8 to the Financial Statements.

*	Non-income producing security.
(a)

Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.  These securities are deemed to be liquid and represent 0.5% of the net assets of the Fund.

(b)

At December 31, 2012, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $370,658,528, amounted to $55,564,481 which consisted of aggregate gross unrealized appreciation of $68,538,335 and aggregate gross unrealized depreciation of $12,973,854.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS  |  ALGER GROWTH & INCOME PORTFOLIO

Schedule of Investments‡ December 31, 2012

	SHARES	VALUE
COMMON STOCKS—91.8%
AEROSPACE & DEFENSE—3.5%
Boeing Co., /The	5,050	$380,567
General Dynamics Corp.	4,950	342,886
Honeywell International, Inc.	4,950	314,177
		1,037,630
AIR FREIGHT & LOGISTICS—0.7%
United Parcel Service, Inc., Cl. B	2,850	210,131

ASSET MANAGEMENT & CUSTODY BANKS—1.4%
BlackRock, Inc.	1,950	403,084

AUTOMOBILE MANUFACTURERS—0.6%
Ford Motor Co.	13,550	175,473

CABLE & SATELLITE—0.8%
Time Warner Cable, Inc.	2,600	252,694

COMMUNICATIONS EQUIPMENT—3.6%
Cisco Systems, Inc.	20,550	403,808
Corning, Inc.	12,250	154,595
QUALCOMM, Inc.	8,550	530,271
		1,088,674
COMPUTER HARDWARE—4.6%
Apple, Inc.	2,650	1,412,529

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.0%
Volvo AB#	21,500	293,905

DATA PROCESSING & OUTSOURCED SERVICES—0.5%
Paychex, Inc.	4,800	149,472

DIVERSIFIED BANKS—1.8%
Wells Fargo & Co.	15,850	541,753

DIVERSIFIED CHEMICALS—0.5%
Dow Chemical Co., /The	4,700	151,904

DIVERSIFIED METALS & MINING—0.8%
Southern Copper Corp.	6,544	247,756

DRUG RETAIL—1.0%
CVS Caremark Corp.	6,400	309,440

ELECTRIC UTILITIES—1.2%
Southern Co., /The	8,300	355,323

ELECTRICAL COMPONENTS & EQUIPMENT—1.4%
Eaton Corp., PLC	3,900	211,380
Emerson Electric Co.	4,150	219,784
		431,164
FERTILIZERS & AGRICULTURAL CHEMICALS—0.9%
Monsanto Co.	2,750	260,288

FOOTWEAR—0.5%
NIKE, Inc., Cl. B	3,100	159,960

	SHARES	VALUE
COMMON STOCKS—(CONT.)
GENERAL MERCHANDISE STORES—1.1%
Target Corp.	5,900	$349,103

HEALTH CARE DISTRIBUTORS—0.5%
Cardinal Health, Inc.	3,950	162,661

HEALTH CARE EQUIPMENT—1.2%
Medtronic, Inc.	8,800	360,976

HOME IMPROVEMENT RETAIL—1.6%
Home Depot, Inc., /The	7,900	488,615

HOUSEHOLD PRODUCTS—2.2%
Procter & Gamble Co., /The	9,966	676,592

HYPERMARKETS & SUPER CENTERS—1.7%
Costco Wholesale Corp.	1,550	153,094
Wal-Mart Stores, Inc.	5,450	371,853
		524,947
INDUSTRIAL CONGLOMERATES—2.1%
General Electric Co.	30,450	639,145

INDUSTRIAL GASES—0.9%
Air Products & Chemicals, Inc.	3,250	273,065

INDUSTRIAL MACHINERY—1.0%
Parker Hannifin Corp.	1,850	157,361
Stanley Black & Decker, Inc.	2,200	162,734
		320,095
INTEGRATED OIL & GAS—6.9%
Chevron Corp.	5,550	600,177
Exxon Mobil Corp.	9,200	796,260
Royal Dutch Shell PLC #	10,050	692,948
		2,089,385
INTEGRATED TELECOMMUNICATION SERVICES—3.4%
AT&T, Inc.	11,800	397,778
Verizon Communications, Inc.	15,200	657,704
		1,055,482
INTERNET SOFTWARE & SERVICES—1.6%
Google, Inc., Cl. A*	700	496,559

INVESTMENT BANKING & BROKERAGE—1.1%
Morgan Stanley	18,050	345,116

IT CONSULTING & OTHER SERVICES—3.6%
Accenture Ltd.	6,150	408,975
International Business Machines Corp.	3,600	689,579
		1,098,554
LEISURE FACILITIES—0.8%
Six Flags Entertainment Corp.	4,000	244,800

LIFE & HEALTH INSURANCE—0.8%
Prudential Financial, Inc.	4,800	255,984

MANAGED HEALTH CARE—1.2%
UnitedHealth Group, Inc.	6,950	376,968

	SHARES	VALUE
COMMON STOCKS—(CONT.)
MOVIES & ENTERTAINMENT—1.6%
Viacom, Inc., Cl. B	9,500	$501,030

MULTI-UTILITIES—0.8%
Consolidated Edison, Inc.	4,550	252,707

OIL & GAS EQUIPMENT & SERVICES—0.8%
Halliburton Company	7,000	242,830

OIL & GAS EXPLORATION & PRODUCTION—1.8%
ConocoPhillips	9,700	562,503

OTHER DIVERSIFIED FINANCIAL SERVICES—2.0%
JPMorgan Chase & Co.	13,750	604,587

PACKAGED FOODS & MEATS—0.5%
Kraft Foods Group, Inc.	3,472	157,872

PAPER PRODUCTS—1.2%
International Paper Co.	9,600	382,463

PHARMACEUTICALS—8.2%
Bristol-Myers Squibb Co.	18,650	607,804
Eli Lilly & Co.	4,700	231,804
Johnson & Johnson	10,900	764,090
Pfizer, Inc.	26,900	674,652
Roche Holding AG #	4,300	217,150
		2,495,500
RAILROADS—1.3%
CSX Corp.	20,650	407,425

RESTAURANTS—1.9%
Darden Restaurants, Inc.	4,000	180,280
McDonald’s Corp.	4,200	370,482
		550,762
SECURITY & ALARM SERVICES—0.6%
Tyco International Ltd.	6,450	188,663

SEMICONDUCTOR EQUIPMENT—0.5%
Kla-Tencor Corp.	3,450	164,772

SEMICONDUCTORS—1.8%
Intel Corp.	14,800	305,324
Xilinx, Inc.	7,150	256,685
		562,009
SOFT DRINKS—4.5%
Coca-Cola Co., /The	16,300	590,875
PepsiCo, Inc.	11,000	752,730
		1,343,605
SPECIALIZED FINANCE—1.2%
CME Group, Inc.	6,980	353,956

SPECIALTY CHEMICALS—0.6%
LyondellBasell Industries NV, Cl. A	3,200	182,688

SPECIALTY STORES—0.7%
Tiffany & Co.	3,600	206,424

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SYSTEMS SOFTWARE—1.4%
Microsoft Corp.	15,500	$414,315

TOBACCO—3.4%
Altria Group, Inc.	14,650	460,303
Philip Morris International, Inc.	6,850	572,934
		1,033,237
WIRELESS TELECOMMUNICATION SERVICES—0.5%
Vodafone Group PLC#	5,550	139,805

TOTAL COMMON STOCKS (Cost $24,954,161)		27,986,380

MASTER LIMITED PARTNERSHIP —1.2%
ASSET MANAGEMENT & CUSTODY BANKS—1.2%
Carlyle Group LP, /The	6,250	162,688
KKR & Co., LP	13,500	205,604
		368,292
TOTAL MASTER LIMITED PARTNERSHIP (Cost $369,300)		368,292

REAL ESTATE INVESTMENT TRUST—4.1%
MORTGAGE—1.0%
American Capital Agency Corp.	10,500	303,870

RETAIL—1.0%
Simon Property Group, Inc.	1,950	308,276

SPECIALIZED—2.1%
Health Care REIT, Inc.	5,000	306,450
Plum Creek Timber Co., Inc.	7,850	348,304
		654,754
TOTAL REAL ESTATE INVESTMENT TRUST (Cost $1,214,774)		1,266,900

Total Investments (Cost $26,538,235)(a)	97.1%	29,621,572
Other Assets in Excess of Liabilities	2 .9	877,181

NET ASSETS	100.0%	$30,498,753

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted. See Notes 2 and 8 to the Financial Statements.

*	Non-income producing security.
#	American Depositary Receipts.
(a)

At December 31, 2012, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $26,583,576, amounted to $3,037,996 which consisted of aggregate gross unrealized appreciation of $3,738,989 and aggregate gross unrealized depreciation of $700,993.

Industry classifications are unaudited.

See Notes to Financial Statements.

(This page has been intentionally left blank.)

THE ALGER PORTFOLIOS  |  ALGER BALANCED PORTFOLIO

Schedule of Investments‡ December 31, 2012

	SHARES	VALUE
COMMON STOCKS—56.1%
AEROSPACE & DEFENSE—1.6%
Boeing Co., /The	7,300	$550,128
Precision Castparts Corp.	5,100	966,042
		1,516,170
AIR FREIGHT & LOGISTICS—0.7%
FedEx Corp.	3,100	284,332
United Parcel Service, Inc., Cl. B	5,100	376,023
		660,355
APPAREL ACCESSORIES & LUXURY GOODS—0.3%
Ralph Lauren Corp.	1,700	254,864

APPAREL RETAIL—1.3%
Inditex SA (L2)	2,200	308,997
Limited Brands, Inc.	14,000	658,840
TJX Cos., Inc.	6,200	263,190
		1,231,027
APPLICATION SOFTWARE—2.3%
Cadence Design Systems, Inc. *	46,300	625,513
Citrix Systems, Inc. *	4,500	295,875
Informatica Corp. *	10,100	306,232
Intuit, Inc.	3,000	178,500
Salesforce.com, Inc. *	4,600	773,260
		2,179,380
ASSET MANAGEMENT & CUSTODY BANKS—0.4%
T. Rowe Price Group, Inc.	5,900	384,267

AUTO PARTS & EQUIPMENT—0.5%
Delphi Automotive PLC*	13,200	504,900

BIOTECHNOLOGY—0.3%
Alexion Pharmaceuticals, Inc.*	2,800	262,668

BROADCASTING—1.1%
CBS Corp., Cl. B	27,400	1,042,570

CASINOS & GAMING—0.6%
Las Vegas Sands Corp.	11,600	535,456

COMMUNICATIONS EQUIPMENT—1.4%
Cisco Systems, Inc.	11,900	233,835
QUALCOMM, Inc.	17,100	1,060,542
		1,294,377
COMPUTER HARDWARE—6.8%
Apple, Inc.	10,000	5,330,299
Teradata Corp. *	15,100	934,539
		6,264,838
COMPUTER STORAGE & PERIPHERALS—0.6%
EMC Corp.*	21,300	538,890

CONSTRUCTION & ENGINEERING—0.3%
Quanta Services, Inc.*	11,400	311,106

	SHARES	VALUE
COMMON STOCKS—(CONT.)
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.6%
Volvo AB#	41,200	$563,204

CONSUMER FINANCE—1.0%
American Express Co.	6,600	379,368
Capital One Financial Corp.	9,400	544,542
		923,910
DATA PROCESSING & OUTSOURCED SERVICES—0.7%
Mastercard, Inc., Cl. A	1,300	638,664

DIVERSIFIED BANKS—0.4%
Wells Fargo & Co.	11,700	399,906

ENVIRONMENTAL & FACILITIES SERVICES—0.7%
Stericycle, Inc.*	7,300	680,871

FERTILIZERS & AGRICULTURAL CHEMICALS—0.5%
Monsanto Co.	4,600	435,390

FOOD RETAIL—0.3%
Whole Foods Market, Inc.	2,800	255,724

GENERAL MERCHANDISE STORES—1.5%
Dollar General Corp. *	20,000	881,800
Target Corp.	9,200	544,364
		1,426,164
HEALTH CARE DISTRIBUTORS—1.2%
AmerisourceBergen Corp., Cl. A	13,200	569,976
Cardinal Health, Inc.	13,500	555,930
		1,125,906
HEALTH CARE EQUIPMENT—0.3%
Covidien PLC	4,700	271,378

HEALTH CARE FACILITIES—0.6%
HCA Holdings, Inc.	19,200	579,264

HEALTH CARE SERVICES—1.1%
Express Scripts, Inc.*	19,700	1,063,800

HOME IMPROVEMENT RETAIL—0.3%
Home Depot, Inc., /The	4,600	284,510

HOMEBUILDING—0.6%
Lennar Corp., Cl. A	14,900	576,183

HOUSEHOLD PRODUCTS—1.0%
Procter & Gamble Co., /The	13,700	930,093

HYPERMARKETS & SUPER CENTERS—0.3%
Costco Wholesale Corp.	2,700	266,679

INDUSTRIAL MACHINERY—1.7%
Pall Corp.	15,500	934,030
Xylem, Inc.	22,400	607,040
		1,541,070
INTEGRATED TELECOMMUNICATION SERVICES—0.9%
Verizon Communications, Inc.	19,000	822,130

	SHARES	VALUE
COMMON STOCKS—(CONT.)
INTERNET RETAIL—1.1%
Amazon.com, Inc.*	3,900	$979,446

INTERNET SOFTWARE & SERVICES—4.8%
eBay, Inc. *	22,150	1,130,093
Facebook, Inc. *	13,900	370,157
Google, Inc., Cl. A *	2,600	1,844,362
LinkedIn Corp. *	5,100	585,582
Yahoo! Inc. *	21,200	421,880
		4,352,074
INVESTMENT BANKING & BROKERAGE—1.0%
Goldman Sachs Group, Inc., /The	3,500	446,460
Morgan Stanley	23,800	455,056
		901,516
IT CONSULTING & OTHER SERVICES—2.1%
Cognizant Technology Solutions Corp., Cl. A *	6,200	459,110
International Business Machines Corp.	7,700	1,474,935
		1,934,045
LIFE & HEALTH INSURANCE—0.6%
Prudential Financial, Inc.	9,800	522,634

MANAGED HEALTH CARE—0.6%
Cigna Corp.	6,400	342,144
UnitedHealth Group, Inc.	4,700	254,928
		597,072
MOTORCYCLE MANUFACTURERS—0.3%
Harley-Davidson, Inc.	6,500	317,460

MOVIES & ENTERTAINMENT—0.9%
News Corp., Cl. A	33,800	863,252

OIL & GAS EQUIPMENT & SERVICES—2.4%
Cameron International Corp. *	19,800	1,117,908
Halliburton Company	24,500	849,905
National Oilwell Varco, Inc.	4,100	280,235
		2,248,048
OIL & GAS EXPLORATION & PRODUCTION—1.7%
Anadarko Petroleum Corp.	11,800	876,858
Pioneer Natural Resources Co.	6,600	703,494
		1,580,352
PACKAGED FOODS & MEATS—0.3%
Hershey Co., /The	4,000	288,880

PAPER PRODUCTS—0.6%
International Paper Co.	14,900	593,616

PHARMACEUTICALS—3.7%
Eli Lilly & Co.	13,800	680,616
Johnson & Johnson	15,200	1,065,520
Pfizer, Inc.	40,120	1,006,210
Watson Pharmaceuticals, Inc. *	8,400	722,400
		3,474,746

	SHARES	VALUE
COMMON STOCKS—(CONT.)
RAILROADS—0.6%
CSX Corp.	30,100	$593,873

RESEARCH & CONSULTING SERVICES—0.8%
Verisk Analytics, Inc., Cl. A*	14,500	739,500

RESTAURANTS—0.6%
Chipotle Mexican Grill, Inc.*	1,800	535,428

SEMICONDUCTOR EQUIPMENT—1.0%
ASML Holding NV#	13,860	892,723

SEMICONDUCTORS—0.3%
Broadcom Corp., Cl. A*	8,300	275,643

SPECIALTY CHEMICALS—0.8%
Celanese Corp.	7,300	325,069
Rockwood Holdings, Inc.	8,700	430,302
		755,371
TOTAL COMMON STOCKS (Cost $47,974,914)		52,211,393

MASTER LIMITED PARTNERSHIP —0.4%
ASSET MANAGEMENT & CUSTODY BANKS—0.4%
KKR & Co., LP	27,100	412,733

TOTAL MASTER LIMITED PARTNERSHIP (Cost $395,764)		412,733

REAL ESTATE INVESTMENT TRUST—0.9%
RESIDENTIAL—0.9%
American Homes 4 Rent *(L2)(a)	35,700	539,070
Camden Property Trust	4,300	293,303
		832,373
TOTAL REAL ESTATE INVESTMENT TRUST (Cost $836,707)		832,373

	PRINCIPAL AMOUNT
CORPORATE BONDS—31.4%
AGRICULTURAL PRODUCTS—1.3%
Cargill, Inc., 6.00%, 11/27/17(L2)(a)	1,000,000	1,204,405

COMMUNICATIONS EQUIPMENT—1.5%
Cisco Systems, Inc., 5.50%, 2/22/16(L2)	1,250,000	1,429,865

COMPUTER HARDWARE—4.2%
Dell, Inc., 3.10%, 4/1/16(L2)	1,750,000	1,839,402
Hewlett-Packard Co., 4.38%, 9/15/21(L2)	2,000,000	1,986,169
		3,825,571
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.9%
John Deere Capital Corp., 2.75%, 3/15/22(L2)	1,750,000	1,787,025

DIVERSIFIED BANKS—2.6%
Wachovia Corp., 5.75%, 2/1/18(L2)	2,000,000	2,398,782

	PRINCIPAL AMOUNT	VALUE
CORPORATE BONDS—(CONT.)
HEALTH CARE EQUIPMENT—2.5%
Baxter International, Inc., 5.90%, 9/1/16(L2)	$2,000,000	$2,360,036

INDUSTRIAL CONGLOMERATES—2.6%
General Electric Capital Corp., 6.00%, 8/7/19(L2)	2,000,000	2,436,528

INTEGRATED OIL & GAS—2.5%
Total Capital SA, 4.45%, 6/24/20(L2)	2,000,000	2,320,410

INTEGRATED TELECOMMUNICATION SERVICES—3.7%
AT&T, Inc., 2.50%, 8/15/15(L2)	2,000,000	2,086,480
Verizon Communications, Inc., 2.00%, 11/1/16(L2)	1,300,000	1,346,656
		3,433,136
INVESTMENT BANKING & BROKERAGE—2.5%
Goldman Sachs Group, Inc., /The, 5.95%, 1/18/18(L2)	2,000,000	2,329,964

IT CONSULTING & OTHER SERVICES—1.7%
International Business Machines Corp., 1.95%, 7/22/16(L2)	1,525,000	1,586,252

OTHER DIVERSIFIED FINANCIAL SERVICES—2.3%
JPMorgan Chase & Co., 3.45%, 3/1/16(L2)	2,000,000	2,125,618

PACKAGED FOODS & MEATS—2.1%
Campbell Soup Co., 2.50%, 8/2/22*(L2)	2,000,000	1,986,306

TOTAL CORPORATE BONDS (Cost $29,014,237)		29,223,898

U.S. TREASURY OBLIGATIONS —6.8%
1.50%, 12/31/13 (L2)	1,000,000	1,013,164
4.75%, 5/15/14 (L2)	2,052,000	2,178,967
4.25%, 11/15/14 (L2)	1,900,000	2,041,387
4.50%, 2/15/16 (L2)	940,000	1,059,630

TOTAL U.S. TREASURY OBLIGATIONS (Cost $6,174,956)		6,293,148

Total Investments (Cost $84,396,578)(b)	95.6%	88,973,545
Other Assets in Excess of Liabilities	4.4	4,155,161

NET ASSETS	100.0%	$93,128,706

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted. See Notes 2 and 8 to the Financial Statements.

*	Non-income producing security.
#	American Depositary Receipts.
(a)

Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.  These securities are deemed to be liquid and represent 1.9% of the net assets of the Fund.

(b)

At December 31, 2012, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $84,497,214, amounted to $4,476,331 which consisted of aggregate gross unrealized appreciation of $5,938,866 and aggregate gross unrealized depreciation of $1,462,535.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

Statements of Assets and Liabilities December 31, 2012

	Alger Capital Appreciation Portfolio	Alger Large Cap Growth Portfolio
ASSETS:
Investments in securities, at value (Identified cost below*) see accompanying schedules of investments	$352,469,850	$270,089,336
Cash and cash equivalents#	5,919,950	12,372,211
Receivable for investment securities sold	6,073,427	—
Receivable for shares of beneficial interest sold	2,292,635	60,158
Dividends and interest receivable	316,864	48,007
Receivable from Investment Manager	—	—
Prepaid expenses	45,015	29,990
Total Assets	367,117,741	282,599,702
LIABILITIES:
Payable for investment securities purchased	4,640,141	—
Written options outstanding, at value**	—	—
Payable for shares of beneficial interest redeemed	278,345	205,555
Accrued investment advisory fees	245,777	169,638
Accrued transfer agent fees	8,091	9,840
Accrued distribution fees	2,905	1,075
Accrued administrative fees	8,344	6,571
Accrued shareholder servicing fees	3,034	2,389
Accrued other expenses	87,193	87,688
Total Liabilities	5,273,830	482,756
NET ASSETS	$361,843,911	$282,116,946
Net Assets Consist of:
Paid in capital (par value $.001 per share)	337,052,638	323,844,537
Undistributed net investment income (accumulated loss)	1,050,241	2,192,047
Undistributed net realized gain (accumulated loss)	1,306,531	(67,322,835)
Net unrealized appreciation on investments	22,434,501	23,403,197
NET ASSETS	$361,843,911	$282,116,946
Net Asset Value Per Share
Class I-2	$60.81	$46.82
Class S	$59.46	$46.46
Net Assets By Class
Class I-2	$348,151,702	$277,121,299
Class S	$13,692,209	$4,995,647
Shares of Beneficial Interest Outstanding— Note 6
Class I-2	5,725,116	5,919,438
Class S	230,271	107,532

*Identified Cost	$330,035,348	$246,686,139
**Written options premiums received	$—	$—
# Alger Mid Cap Growth Portfolio includes restricted cash of $4,500,897 held as collateral for written options.

See Notes to Financial Statements.

	Alger Mid Cap Growth Portfolio	Alger SMid Cap Growth Portfolio	Alger Small Cap Growth Portfolio	Alger Growth & Income Portfolio	Alger Balanced Portfolio
ASSETS:
Investments in securities, at value (Identified cost below*) see accompanying schedules of investments	$128,803,628	$64,774,646	$426,223,009	$29,621,572	$88,973,545
Cash and cash equivalents#	8,448,446	1,624,104	18,146,939	746,774	4,039,234
Receivable for investment securities sold	624,297	215,362	3,924,813	128,426	—
Receivable for shares of beneficial interest sold	58,898	16,094	347,568	27,578	27,219
Dividends and interest receivable	34,833	56,408	422,276	51,535	403,277
Receivable from Investment Manager	—	1,765	—	—	—
Prepaid expenses	23,833	16,777	41,354	15,439	21,270
Total Assets	137,993,935	66,705,156	449,105,959	30,591,324	93,464,545
LIABILITIES:
Payable for investment securities purchased	—	—	354,326	—	—
Written options outstanding, at value**	188,361	—	—	—	—
Payable for shares of beneficial interest redeemed	126,453	—	583,009	27,045	223,152
Accrued investment advisory fees	87,607	45,208	302,673	15,129	56,108
Accrued transfer agent fees	5,530	3,002	10,209	2,957	3,845
Accrued distribution fees	1,341	—	—	—	—
Accrued administrative fees	3,170	1,535	10,276	711	2,173
Accrued shareholder servicing fees	1,153	558	3,737	259	790
Accrued other expenses	91,600	34,078	119,230	46,470	49,771
Total Liabilities	505,215	84,381	1,383,460	92,571	335,839
NET ASSETS	$137,488,720	$66,620,775	$447,722,499	$30,498,753	$93,128,706
Net Assets Consist of:
Paid in capital (par value $.001 per share)	199,504,722	55,024,370	392,158,017	36,421,262	107,940,358
Undistributed net investment income (accumulated loss)	379,658	15,664	(33,506)	117,615	1,095,127
Undistributed net realized gain (accumulated loss)	(68,993,167)	4,093,715	(1,806,636)	(9,123,461)	(20,483,746)
Net unrealized appreciation on investments	6,597,507	7,487,026	57,404,624	3,083,337	4,576,967
NET ASSETS	$137,488,720	$66,620,775	$447,722,499	$30,498,753	$93,128,706
Net Asset Value Per Share
Class I-2	$13.55	$9.02	$27.78	$11.67	$11.84
Class S	$13.05	$—	$—	$—	$—
Net Assets By Class
Class I-2	$131,230,013	$66,620,775	$447,722,499	$30,498,753	$93,128,706
Class S	$6,258,707	$—	$—	$—	$—
Shares of Beneficial Interest Outstanding— Note 6
Class I-2	9,682,660	7,384,606	16,117,134	2,612,895	7,868,547
Class S	479,477	—	—	—	—

*Identified Cost	$122,225,934	$57,287,620	$368,818,386	$26,538,235	$84,396,578
**Written options premiums received	$208,173	$—	$—	$—	$—

THE ALGER PORTFOLIOS

Statements of Operations

For the year ended December 31, 2012

	Alger Capital Appreciation Portfolio	Alger Large Cap Growth Portfolio
INCOME:
Dividends (net of foreign withholding taxes below*)	$7,576,933	$6,673,075
Interest	4,760	5,937
Total Income	7,581,693	6,679,012
EXPENSES
Advisory fees—Note 3(a)	2,868,741	2,203,026
Distribution fees—Note3(c):
Class S	34,630	15,065
Administrative fees—Note 3(b)	97,396	85,329
Dividends on securities sold short	—	—
Custodian fees	61,740	32,775
Fund accounting fees	68,437	62,168
Interest	—	3,971
Transfer agent fees and expenses—Note 3(e)	86,842	79,734
Printing fees	110,880	127,500
Professional fees	43,050	42,207
Registration fees	41,504	31,471
Trustee fees—Note 3(f)	19,894	19,776
Miscellaneous	29,132	31,030
Total Expenses	3,462,246	2,734,052
Less, expense reimbursement/waivers Note 3(a)	—	—
Net Expenses	3,462,246	2,734,052
NET INVESTMENT INCOME (LOSS)	4,119,447	3,944,960
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) on investments and purchased options	30,037,785	15,357,497
Net realized gain on redemption-in-kind	—	—
Net realized loss on foreign currency transactions	(2,387)	(6,870)
Net realized gain on options written	—	—
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	22,420,073	9,666,661
Net change in unrealized appreciation (depreciation) on written options	—	—
Net realized and unrealized gain on investments, options and foreign currency	52,455,471	25,017,288
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$56,574,918	$28,962,248

*Foreign withholding taxes	$52,120	$33,521

See Notes to Financial Statements.

	Alger Mid Cap Growth Portfolio	Alger SMid Cap Growth Portfolio	Alger Small Cap Growth Portfolio	Alger Growth & Income Portfolio	Alger Balanced Portfolio
INCOME:
Dividends (net of foreign withholding taxes below*)	$1,818,138	$633,480	$4,677,708	$1,066,275	$1,303,832
Interest	2,593	633	5,260	400	756,887
Total Income	1,820,731	634,113	4,682,968	1,066,675	2,060,719
EXPENSES
Advisory fees—Note 3(a)	1,082,145	523,200	3,757,075	181,447	705,323
Distribution fees—Note3(c):
Class S	17,058	—	16,841	—	—
Administrative fees—Note 3(b)	39,156	17,763	127,555	8,530	27,319
Dividends on securities sold short	3,430	—	—	—	—
Custodian fees	68,750	24,300	57,620	15,976	21,440
Fund accounting fees	38,599	24,837	85,421	20,629	35,722
Interest	1,676	884	—	—	216
Transfer agent fees and expenses—Note 3(e)	49,015	23,812	96,915	17,150	29,684
Printing fees	96,525	8,950	136,800	19,520	30,050
Professional fees	30,740	23,441	50,106	24,503	28,083
Registration fees	29,869	24,499	46,788	24,675	31,738
Trustee fees—Note 3(f)	19,300	19,083	20,145	18,988	19,181
Miscellaneous	17,098	6,818	47,740	5,223	11,452
Total Expenses	1,493,361	697,587	4,443,006	336,641	940,208
Less, expense reimbursement/waivers Note 3(a)	—	(57,237)	—	—	—
Net Expenses	1,493,361	640,350	4,443,006	336,641	940,208
NET INVESTMENT INCOME (LOSS)	327,370	(6,237)	239,962	730,034	1,120,511
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) on investments and purchased options	(1,299,578)	6,129,043	23,117,719	1,095,007	2,148,391
Net realized gain on redemption-in-kind	—	—	26,564,522	—	—
Net realized loss on foreign currency transactions	(19,393)	—	—	(1,445)	(2,113)
Net realized gain on options written	1,085,923	—	—	—	—
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	21,136,146	2,000,434	17,029,180	1,822,344	2,777,412
Net change in unrealized appreciation (depreciation) on written options	12,995	—	—	—	—
Net realized and unrealized gain on investments, options and foreign currency	20,916,093	8,129,477	66,711,421	2,915,906	4,923,690
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$21,243,463	$8,123,240	$66,951,383	$3,645,940	$6,044,201

*Foreign withholding taxes	$1,845	$496	$—	$13,331	$6,716

THE ALGER PORTFOLIOS

Statements of Changes in Net Assets

	Alger Capital Appreciation Portfolio
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Net investment income (loss)	$4,119,447	$798,286
Net realized gain (loss) on investments, options and foreign currency transactions	30,035,398	24,013,938
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	22,420,073	(25,798,285)
Net increase (decrease) in net assets resulting from operations	56,574,918	(986,061)
Dividends and distributions to shareholders from:
Net investment income
Class I-2	(3,565,696)	(309,449)
Class S	(73,356)	—
Net realized gains
Class I-2	(119,745)	—
Class S	(4,900)	—
Return of capital
Class I-2	—	—
Class S	—	—
Total dividends and distributions to shareholders	(3,763,697)	(309,449)
Increase (decrease) from shares of beneficial interest transactions:
Class I-2	1,086,100	13,246,492
Class S	(411,066)	(578,230)
Net increase (decrease) from shares of beneficial interest transactions—Note 6	675,034	12,668,262
Total increase (decrease)	53,486,255	11,372,752
Net Assets:
Beginning of period	308,357,656	296,984,904
END OF PERIOD	$361,843,911	$308,357,656
Undistributed net investment income (accumulated loss)	$1,050,241	$712,938

See Notes to Financial Statements.

	Alger Large Cap Growth Portfolio		Alger Mid Cap Growth Portfolio		Alger SMid Cap Growth Portfolio
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Net investment income (loss)	$3,944,960	$1,951,583	$327,370	$(655,644)	$(6,237)	$(374,182)
Net realized gain (loss) on investments, options and foreign currency transactions	15,350,627	27,144,531	(233,048)	18,019,139	6,129,043	4,565,426
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	9,666,661	(28,774,759)	21,149,141	(29,582,338)	2,000,434	(6,708,505)
Net increase (decrease) in net assets resulting from operations	28,962,248	321,355	21,243,463	(12,218,843)	8,123,240	(2,517,261)
Dividends and distributions to shareholders from:
Net investment income
Class I-2	(3,483,923)	(3,310,037)	—	(505,447)	—	—
Class S	(13,010)	(42,443)	—	—	—	—
Net realized gains
Class I-2	—	—	—	—	(5,806,812)	(124,693)
Class S	—	—	—	—	—	—
Return of capital
Class I-2	—	—	—	—	—	—
Class S	—	—	—	—	—	—
Total dividends and distributions to shareholders	(3,496,933)	(3,352,480)	—	(505,447)	(5,806,812)	(124,693)
Increase (decrease) from shares of beneficial interest transactions:
Class I-2	(48,720,991)	(41,991,041)	(19,158,277)	(17,369,360)	6,422,397	(8,803,291)
Class S	(2,202,969)	(1,664,539)	(1,495,330)	(1,475,744)	—	—
Net increase (decrease) from shares of beneficial interest transactions—Note 6	(50,923,960)	(43,655,580)	(20,653,607)	(18,845,104)	6,422,397	(8,803,291)
Total increase (decrease)	(25,458,645)	(46,686,705)	589,856	(31,569,394)	8,738,825	(11,445,245)
Net Assets:
Beginning of period	307,575,591	354,262,296	136,898,864	168,468,258	57,881,950	69,327,195
END OF PERIOD	$282,116,946	$307,575,591	$137,488,720	$136,898,864	$66,620,775	$57,881,950
Undistributed net investment income (accumulated loss)	$2,192,047	$1,869,867	$379,658	$(377,269)	$15,664	$—

THE ALGER PORTFOLIOS

Statements of Changes in Net Assets (Continued)

	Alger Small Cap Growth Portfolio
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Net investment income (loss)	$239,962	$(4,076,459)
Net realized gain on investments, options and foreign currency transactions	49,682,241	55,821,141
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	17,029,180	(67,376,148)
Net increase (decrease) in net assets resulting from operations	66,951,383	(15,631,466)
Dividends and distributions to shareholders from:
Net investment income
Class I-2	—	—
Class S	—	—
Net realized gains
Class I-2	(71,122,416)	—
Class S	—	—
Return of capital
Class I-2	(25,676,097)	—
Class S	—	—
Total dividends and distributions to shareholders	(96,798,513)	—
Increase (decrease) from shares of beneficial interest transactions:
Class I-2	(14,174,824)	(18,583,686)
Class S	(54,936,885)	(9,323,005)
Net decrease from shares of beneficial interest transactions—Note 6	(69,111,709)	(27,906,691)
Total decrease	(98,958,839)	(43,538,157)
Net Assets:
Beginning of period	546,681,338	590,219,495
END OF PERIOD	$447,722,499	$546,681,338
Undistributed net investment income (accumulated loss)	$(33,506)	$(55,600)

See Notes to Financial Statements.

	Alger Growth & Income Portfolio		Alger Balanced Portfolio
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Net investment income (loss)	$730,034	$498,773	$1,120,511	$1,341,209
Net realized gain on investments, options and foreign currency transactions	1,093,562	2,305,676	2,146,278	5,410,127
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	1,822,344	(801,008)	2,777,412	(6,385,639)
Net increase (decrease) in net assets resulting from operations	3,645,940	2,003,441	6,044,201	365,697
Dividends and distributions to shareholders from:
Net investment income
Class I-2	(1,025,736)	(545,736)	(1,388,408)	(3,172,728)
Class S	—	—	—	—
Net realized gains
Class I-2	—	—	—	—
Class S	—	—	—	—
Return of capital
Class I-2	—	—	—	—
Class S	—	—	—	—
Total dividends and distributions to shareholders	(1,025,736)	(545,736)	(1,388,408)	(3,172,728)
Increase (decrease) from shares of beneficial interest transactions:
Class I-2	(3,112,525)	(3,402,113)	(13,338,359)	(15,185,365)
Class S	—	—	—	—
Net decrease from shares of beneficial interest transactions—Note 6	(3,112,525)	(3,402,113)	(13,338,359)	(15,185,365)
Total decrease	(492,321)	(1,944,408)	(8,682,566)	(17,992,396)
Net Assets:
Beginning of period	30,991,074	32,935,482	101,811,272	119,803,668
END OF PERIOD	$30,498,753	$30,991,074	$93,128,706	$101,811,272
Undistributed net investment income (accumulated loss)	$117,615	$450,158	$1,095,127	$1,254,434

THE ALGER PORTFOLIOS

Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Portfolio

	Class I-2
	Year ended 12/31/2012	Year ended 12/31/2011	Year ended 12/31/2010	Year ended 12/31/2009	Year ended 12/31/2008
Net asset value, beginning of period	$51.96	$52.16	$45.92	$30.39	$55.39
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(i)	0.69	0.15	0.08	0.18	0.05
Net realized and unrealized gain (loss) on investments	8.80	(0.29)	6.34	15.35	(25.05)
Total from investment operations	9.49	(0.14)	6.42	15.53	(25.00)
Dividends from net investment income	(0.62)	(0.06)	(0.18)	—	—
Distributions from net realized gains	(0.02)	—	—	—	—
Net asset value, end of period	$60.81	$51.96	$52.16	$45.92	$30.39
Total return	18.30%	(0.30)%	14.03%	51.10%	(45.13)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$348,152	$296,320	$284,225	$249,483	$183,335
Ratio of gross expenses to average net assets	0.96%	0.97%	0.98%	0.99%	0.95%
Ratio of expense reimbursements to average net assets	0.00%	(0.03)%	(0.04)%	(0.04)%	(0.04)%
Ratio of net expenses to average net assets	0.96%	0.94%	0.94%	0.95%	0.91%
Ratio of net investment income to average net assets	1.18%	0.28%	0.17%	0.49%	0.12%
Portfolio turnover rate	139.19%	156.27%	203.56%	285.33%	317.72%

(i) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Portfolio

	Class S
	Year ended 12/31/2012	Year ended 12/31/2011	Year ended 12/31/2010	Year ended 12/31/2009	Year ended 12/31/2008
Net asset value, beginning of period	$50.72	$51.04	$45.01	$29.86	$54.57
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	0.48	(0.04)	(0.08)	0.08	(0.05)
Net realized and unrealized gain (loss) on investments	8.60	(0.28)	6.20	15.07	(24.66)
Total from investment operations	9.08	(0.32)	6.12	15.15	(24.71)
Dividends from net investment income	(0.32)	—	(0.09)	—	—
Distributions from net realized gains	(0.02)	—	—	—	—
Net asset value, end of period	$59.46	$50.72	$51.04	$45.01	$29.86
Total return	17.89%	(0.63)%	13.63%	50.69%	(45.28)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$13,692	$12,038	$12,760	$13,307	$9,369
Ratio of gross expenses to average net assets	1.30%	1.31%	1.34%	1.24%	1.20%
Ratio of expense reimbursements to average net assets	0.00%	(0.03)%	(0.04)%	(0.04)%	(0.04)%
Ratio of net expenses to average net assets	1.30%	1.28%	1.30%	1.20%	1.16%
Ratio of net investment income to average net assets	0.83%	(0.07)%	(0.18)%	0.23%	(0.12)%
Portfolio turnover rate	139.19%	156.27%	203.56%	285.33%	317.72%

(i) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

Financial Highlights for a share outstanding throughout the period

Alger Large Cap Growth Portfolio

	Class I-2
	Year ended 12/31/2012	Year ended 12/31/2011	Year ended 12/31/2010	Year ended 12/31/2009	Year ended 12/31/2008
Net asset value, beginning of period	$43.13	$43.68	$38.80	$26.48	$49.27
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(i)	0.59	0.26	0.40	0.26	0.21
Net realized and unrealized gain (loss) on investments	3.65	(0.37)	4.77	12.27	(22.91)
Total from investment operations	4.24	(0.11)	5.17	12.53	(22.70)
Dividends from net investment income	(0.55)	(0.44)	(0.29)	(0.21)	(0.09)
Net asset value, end of period	$46.82	$43.13	$43.68	$38.80	$26.48
Total return	9.87%	(0.35)%	13.39%	47.57%	(46.15)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$277,121	$300,951	$345,893	$350,117	$267,928
Ratio of gross expenses to average net assets	0.87%	0.85%	0.85%	0.87%	0.83%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	0.87%	0.85%	0.85%	0.87%	0.83%
Ratio of net investment income to average net assets	1.28%	0.59%	1.02%	0.83%	0.54%
Portfolio turnover rate	154.11%	53.27%	53.52%	74.63%	181.23%

(i) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

Financial Highlights for a share outstanding throughout the period

Alger Large Cap Growth Portfolio

	Class S
	Year ended 12/31/2012	Year ended 12/31/2011	Year ended 12/31/2010	Year ended 12/31/2009	Year ended 12/31/2008
Net asset value, beginning of period	$42.58	$43.11	$38.38	$26.23	$48.84
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(i)	0.36	0.08	0.23	0.18	0.12
Net realized and unrealized gain (loss) on investments	3.62	(0.37)	4.70	12.15	(22.73)
Total from investment operations	3.98	(0.29)	4.93	12.33	(22.61)
Dividends from net investment income	(0.10)	(0.24)	(0.20)	(0.18)	—
Net asset value, end of period	$46.46	$42.58	$43.11	$38.38	$26.23
Total return	9.38%	(0.76)%	12.91%	47.25%	(46.30)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$4,996	$6,625	$8,369	$9,318	$7,547
Ratio of gross expenses to average net assets	1.31%	1.25%	1.27%	1.12%	1.08%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.31%	1.25%	1.27%	1.12%	1.08%
Ratio of net investment income to average net assets	0.78%	0.19%	0.60%	0.58%	0.30%
Portfolio turnover rate	154.11%	53.27%	53.52%	74.63%	181.23%

(i) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Growth Portfolio

	Class I-2
	Year ended 12/31/2012	Year ended 12/31/2011	Year ended 12/31/2010	Year ended 12/31/2009	Year ended 12/31/2008
Net asset value, beginning of period	$11.66	$12.75	$10.68	$7.04	$23.62
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	0.03	(0.05)	0.01	(0.02)	(0.05)
Net realized and unrealized gain (loss) on investments	1.86	(1.00)	2.06	3.66	(10.60)
Total from investment operations	1.89	(1.05)	2.07	3.64	(10.65)
Dividends from net investment income	—	(0.04)	—	—	(0.03)
Distributions from net realized gains	—	—	—	—	(5.90)
Net asset value, end of period	$13.55	$11.66	$12.75	$10.68	$7.04
Total return	16.21%	(8.27)%	19.38%	51.70%	(58.36)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$131,230	$130,151	$159,609	$183,873	$128,806
Ratio of gross expenses to average net assets	1.03%	1.00%	0.98%	0.98%	0.92%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.03%	1.00%	0.98%	0.98%	0.92%
Ratio of net investment income to average net assets	0.25%	(0.39)%	0.12%	(0.25)%	(0.33)%
Portfolio turnover rate	227.21%	245.35%	214.93%	280.22%	353.68%

(i) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Growth Portfolio

	Class S
	Year ended 12/31/2012	Year ended 12/31/2011	Year ended 12/31/2010	Year ended 12/31/2009	Year ended 12/31/2008
Net asset value, beginning of period	$11.28	$12.34	$10.38	$6.86	$23.21
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.02)	(0.10)	(0.03)	(0.04)	(0.08)
Net realized and unrealized gain (loss) on investments	1.79	(0.96)	1.99	3.56	(10.37)
Total from investment operations	1.77	(1.06)	1.96	3.52	(10.45)
Distributions from net realized gains	—	—	—	—	(5.90)
Net asset value, end of period	$13.05	$11.28	$12.34	$10.38	$6.86
Total return	15.69%	(8.59)%	18.88%	51.31%	(58.47)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$6,259	$6,748	$8,859	$9,561	$7,143
Ratio of gross expenses to average net assets	1.45%	1.38%	1.39%	1.23%	1.17%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.45%	1.38%	1.39%	1.23%	1.17%
Ratio of net investment income to average net assets	(0.17)%	(0.78)%	(0.31)%	(0.50)%	(0.58)%
Portfolio turnover rate	227.21%	245.35%	214.93%	280.22%	353.68%

(i) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

Financial Highlights for a share outstanding throughout the period

Alger SMid Cap Growth Portfolio

	Class I-2
	Year ended 12/31/2012	Year ended 12/31/2011	Year ended 12/31/2010	Year ended 12/31/2009	From 1/2/2008 (commencement of operations) to 12/31/2008(i)
Net asset value, beginning of period	$8.60	$8.96	$7.25	$4.97	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	0.00	(0.05)	(0.04)	(0.03)	(0.05)
Net realized and unrealized gain (loss) on investments	1.23	(0.29)	1.76	2.31	(4.98)
Total from investment operations	1.23	(0.34)	1.72	2.28	(5.03)
Distributions from net realized gains	(0.81)	(0.02)	(0.01)	—	—
Net asset value, end of period	$9.02	$8.60	$8.96	$7.25	$4.97
Total return	14.54%	(3.87)%	23.67%	45.88%	(50.30)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$66,621	$57,882	$69,327	$1,476	$999
Ratio of gross expenses to average net assets	1.08%	1.06%	1.11%	6.20%	4.60%
Ratio of expense reimbursements to average net assets	(0.09)%	(0.07)%	(0.12)%	(5.20)%	(3.60)%
Ratio of net expenses to average net assets	0.99%	0.99%	0.99%	1.00%	1.00%
Ratio of net investment income to average net assets	(0.01)%	(0.54)%	(0.57)%	(0.56)%	(0.64)%
Portfolio turnover rate	94.59%	59.22%	65.55%	74.57%	77.82%

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

Financial Highlights for a share outstanding throughout the period

Alger Small Cap Growth Portfolio

	Class I-2
	Year ended 12/31/2012	Year ended 12/31/2011	Year ended 12/31/2010	Year ended 12/31/2009	Year ended 12/31/2008
Net asset value, beginning of period	$31.03	$32.05	$25.58	$17.58	$33.32
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	0.02	(0.22)	(0.19)	(0.13)	(0.17)
Net realized and unrealized gain (loss) on investments	3.72	(0.80)	6.66	8.13	(15.21)
Total from investment operations	3.74	(1.02)	6.47	8.00	(15.38)
Distributions from net realized gains	(5.20)	—	—	—	(0.36)
Return of capital	(1.79)	—	—	—	—
Net asset value, end of period	$27.78	$31.03	$32.05	$25.58	$17.58
Total return	12.50%	(3.18)%	25.29%	45.51%	(46.60)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$447,722	$497,693	$530,423	$326,880	$248,212
Ratio of gross expenses to average net assets	0.96%	0.94%	0.95%	0.97%	0.92%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	0.96%	0.94%	0.95%	0.97%	0.92%
Ratio of net investment income to average net assets	0.07%	(0.69)%	(0.68)%	(0.61)%	(0.66)%
Portfolio turnover rate	83.35%	66.91%	68.99%	86.65%	57.34%

(i) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

Financial Highlights for a share outstanding throughout the period

Alger Growth & Income Portfolio

	Class I-2
	Year ended 12/31/2012	Year ended 12/31/2011	Year ended 12/31/2010	Year ended 12/31/2009	Year ended 12/31/2008
Net asset value, beginning of period	$10.74	$10.25	$9.26	$7.20	$12.12
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(i)	0.27	0.17	0.16	0.13	0.19
Net realized and unrealized gain (loss) on investments	1.05	0.50	0.97	2.13	(4.90)
Total from investment operations	1.32	0.67	1.13	2.26	(4.71)
Dividends from net investment income	(0.39)	(0.18)	(0.14)	(0.20)	(0.21)
Net asset value, end of period	$11.67	$10.74	$10.25	$9.26	$7.20
Total return	12.34%	6.51%	12.27%	32.17%	(39.47)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$30,499	$30,991	$32,935	$34,544	$29,516
Ratio of gross expenses to average net assets	1.09%	1.09%	1.12%	0.94%	0.84%
Ratio of expense reimbursements to average net assets	0.00%	(0.05)%	(0.05)%	(0.05)%	(0.05)%
Ratio of net expenses to average net assets	1.09%	1.04%	1.07%	0.89%	0.79%
Ratio of net investment income to average net assets	2.35%	1.58%	1.72%	1.72%	1.86%
Portfolio turnover rate	41.86%	79.18%	41.75%	62.00%	72.01%

(i) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

Financial Highlights for a share outstanding throughout the period

Alger Balanced Portfolio

	Class I-2
	Year ended 12/31/2012	Year ended 12/31/2011	Year ended 12/31/2010	Year ended 12/31/2009	Year ended 12/31/2008
Net asset value, beginning of period	$11.31	$11.61	$10.79	$8.64	$14.61
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(i)	0.13	0.14	0.28	0.25	0.26
Net realized and unrealized gain (loss) on investments	0.56	(0.12)	0.82	2.21	(4.35)
Total from investment operations	0.69	0.02	1.10	2.46	(4.09)
Dividends from net investment income	(0.16)	(0.32)	(0.28)	(0.31)	(0.33)
Distributions from net realized gains	—	—	—	—	(1.55)
Net asset value, end of period	$11.84	$11.31	$11.61	$10.79	$8.64
Total return	6.23%	0.03%	10.33%	29.25%	(31.76)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$93,129	$101,811	$119,804	$127,756	$118,759
Ratio of gross expenses to average net assets	0.95%	0.93%	0.91%	0.89%	0.85%
Ratio of expense reimbursements to average net assets	0.00%	(0.04)%	(0.04)%	(0.04)%	(0.04)%
Ratio of net expenses to average net assets	0.95%	0.89%	0.87%	0.85%	0.81%
Ratio of net investment income to average net assets	1.13%	1.20%	2.60%	2.60%	2.19%
Portfolio turnover rate	122.50%	102.79%	69.30%	104.04%	76.32%

(i) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS

NOTE 1 — General:

The Alger Portfolios (the “Fund”) is a diversified, open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Fund operates as a series company currently issuing seven series of shares of beneficial interest: the Alger Capital Appreciation Portfolio, Alger Large Cap Growth Portfolio, Alger Mid Cap Growth Portfolio, Alger SMid Cap Growth Portfolio, Alger Small Cap Growth Portfolio, Alger Growth & Income Portfolio, and Alger Balanced Portfolio (collectively the “Portfolios” and individually a “Portfolio”). The Alger Capital Appreciation Portfolio, Alger Large Cap Growth Portfolio, Alger Mid Cap Growth Portfolio, Alger SMid Cap Growth Portfolio and Alger Small Cap Growth Portfolio invest primarily in equity securities and each has an investment objective of long-term capital appreciation. The Alger Growth & Income Portfolio’s investment objectives are capital appreciation and current income; and it also invests primarily in equity securities. The Alger Balanced Portfolio’s investment objectives are current income and long-term capital appreciation which it seeks to achieve through investing in equity and fixed income securities. Shares of the Portfolios are available to investment vehicles for variable annuity contracts and variable life insurance policies offered by separate accounts of life insurance companies, as well as qualified pension and retirement plans. On December 13, 2011, the Board of Trustees approved the liquidation of the Alger Small Cap Growth Portfolio Class S shares effective February 17, 2012.

Alger Capital Appreciation Portfolio, Alger Large Cap Growth Portfolio and Alger Mid Cap Growth Portfolio offer Class I-2 shares and Class S shares; Alger SMid Cap Growth Portfolio, Alger Small Cap Growth Portfolio, Alger Growth & Income Portfolio, and Alger Balanced Portfolio offer only Class I-2 shares.  Each class has identical rights to assets and earnings except that only Class S shares have a plan of distribution and bear the related expenses.

NOTE 2 — Significant Accounting Policies:

(a) Investment Valuation: The Portfolios value their financial instruments at fair value using independent dealers or pricing services under policies approved by the Fund’s Board of Trustees. Investments of the Portfolios are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern time).

Equity securities and option contracts for which such information is readily available are valued at the last reported sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of reported sales, securities are valued at a price within the bid and ask price or, in the absence of a recent bid or ask price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Debt securities generally trade in the over-the-counter market.  Securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.  Debt securities with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

Securities in which the Portfolios invest may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing prices to reflect what the investment adviser, pursuant to policies established by the Board of Trustees, believes to be the fair value of these securities as of the close of the NYSE. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open.

Financial Accounting Standards Board Accounting Standards Codification 820 — Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that a Portfolio would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Portfolios. Unobservable inputs are inputs that reflect the Portfolios’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•                  Level 1 —  quoted prices in active markets for identical investments

•                  Level 2 — significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The Portfolios’ valuation techniques are consistent with the market approach whereby prices and other relevant information generated by market transactions involving identical or comparable assets are used to measure fair value.  Inputs for Level 1 include exchange-listed prices and broker quotes in an active market.  Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities.  Additional Level 2

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

inputs include an evaluated price which is based upon on a compilation of observable market information such as spreads for fixed income and preferred securities.  Valuation techniques for Level 3 securities also may include using the income approach whereby future amounts are converted, or discounted, to a current single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events.  Inputs for Level 3 include unobservable market information which can include cash flows and other information obtained from a company’s financial statements, or from market indicators such as benchmarks and indices.

Valuation processes are determined by a Valuation Committee (“Committee”) established by the Trust’s Board of Trustees (“Board”) and comprised of representatives of the Trust’s investment advisor.  The Committee reports its valuation determinations to the Board which is responsible for approving valuation policy and procedures.

The Committee meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations.  The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Funds’ pricing vendor, and variances between transactional prices and previous mark-to-markets.

The Portfolios will record a change to a security’s fair value level if new inputs are available or it becomes evident that inputs previously considered for leveling have changed or are no longer relevant.  Transfers between Levels 1 and 2 are recognized at the end of the reporting period, and transfers into and out of Level 3 are recognized during the reporting period.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars and overnight time deposits.

(c) Security Transactions and Investment Income: Security transactions are recorded on a trade date basis. Realized gains and losses from security transactions are recorded on the identified cost basis.  Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(d) Foreign Currency Transactions: The books and records of the Portfolios are maintained in U.S. dollars.  Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date.  Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

investments in securities are included in realized and unrealized gain or loss on investments in the Statement of Operations.

(e) Option Contracts: When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Portfolios may also purchase put and call options. Each Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk of loss associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

(f) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Portfolios on the ex-dividend date.

The Alger Growth & Income Portfolio declares and pays dividends from net investment income quarterly.  The dividends from net investment income of the other Portfolios are declared and paid annually.

With respect to all Portfolios, dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.

Each class is treated separately in determining the amounts of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the difference in tax treatment of net operating losses, realized gain or loss from foreign currency transactions, and realized gains from redemptions in kind, if any. The reclassifications have no impact on the net asset values of the Portfolios and were designed to present each Portfolio’s capital accounts on a tax basis.

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

(g) Federal Income Taxes: It is the Portfolios’ policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of the taxable income, including net realized capital gains, of each Portfolio to its respective shareholders.  Therefore, no federal income tax provision is required.  Each Portfolio is treated as a separate entity for the purpose of determining such compliance.

Financial Accounting Standards Board Accounting Standards Codification 740 — Income Taxes (“ASC 740”) requires the Portfolios to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation.  The Portfolios file income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions.  The statute of limitations on the Portfolios’ tax returns remains open for the tax years 2009-2012.  Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(h) Allocation Methods: The Fund accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio’s operations; expenses which are applicable to all Portfolios are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Portfolio are allocated among the Portfolio’s classes based on relative net assets, with the exception of distribution fees and transfer agency fees.

(i) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein.  Actual results may differ from those estimates

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory Fees: Fees incurred by each Portfolio, pursuant to the provisions of the Fund’s Investment Advisory Agreement with Fred Alger Management, Inc. (“Alger Management” or “Manager”), are payable monthly and computed based on the average daily net assets of each Portfolio at the following annual rates, from January 1, 2012 through October 31, 2012:

Advisory Fee
Alger Capital Appreciation Portfolio	.810%
Alger Large Cap Growth Portfolio	.710
Alger Mid Cap Growth Portfolio	.760
Alger SMid Cap Growth Portfolio	.810
Alger Small Cap Growth Portfolio	.810
Alger Growth & Income Portfolio	.585
Alger Balanced Portfolio	.710

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

Effective November 1, 2012, the Investment Advisory fee was changed to a tiered fee rate based on net assets of each Portfolio.  The fees incurred by each Portfolio, pursuant to the provisions of the Fund’s Investment Advisory Agreement with Fred Alger Management, Inc., are payable monthly and computed based on the following rates.  The actual rate paid as a percentage of average daily net assets, for the year ended December 31, 2012, is set forth below under the heading “Actual Rate.”

	Tier 1	Tier 2	Tier 3	Actual Rate
Alger Capital Appreciation Portfolio (a)	.81%	.65%	.60%	.81%
Alger Large Cap Growth Portfolio (b)	.71	.60	N/A	.71
Alger Mid Cap Growth Portfolio (b)	.76	.70	N/A	.76
Alger SMid Cap Growth Portfolio (b)	.81	.75	N/A	.81
Alger Small Cap Growth Portfolio (b)	.81	.75	N/A	.81
Alger Growth & Income Portfolio (b)	.585	.55	N/A	.585
Alger Balanced Portfolio (a)	.71	.55	N/A	.71

(a)         Tier 1 rate is paid on assets up to $2 billion, Tier 2 rate is paid on assets between $2 to $4 billion, and Tier 3 rate is paid on assets in excess of $4 billion.

(b)         Tier 1 rate is paid on assets up to $1 billion and Tier 2 rate is paid on assets in excess of $1 billion.

Alger Management has voluntarily established an expense cap for the Alger SMid Cap Growth Portfolio. Alger Management will reimburse the Alger SMid Cap Growth Portfolio if annualized operating expenses (excluding interest, taxes, brokerage and extraordinary expenses) exceed 0.99% of the daily average net assets through April 30, 2013. For the year ended December 31, 2012, Alger Management reimbursed management fees of the Alger SMid Cap Growth Portfolio totaling $57,237.

(b) Administration Fees: Fees incurred by each Portfolio, pursuant to the provisions of the Fund’s Administration Agreement with Fred Alger Management, Inc., are payable monthly and computed based on the average daily net assets of each Portfolio at the annual rate of 0.0275%.

(c) Distribution Fees: Class S shares—The Fund has adopted a Distribution Plan pursuant to which Class S shares of each Portfolio pay Fred Alger & Company, Incorporated, the Fund’s distributor (the “Distributor” or “Alger Inc.”), a fee at the annual rate of .25% of the respective average daily net assets of the Class S shares of the designated Portfolio to compensate the Distributor for its activities and expenses incurred in distributing the Class S shares. The fees paid may be more or less than the expenses incurred by Alger Inc.

(d) Brokerage Commissions: During the year ended December 31, 2012, the Alger Capital Appreciation Portfolio, Alger Large Cap Growth Portfolio, Alger Mid Cap Growth Portfolio, Alger SMid Cap Growth Portfolio, Alger Small Cap Growth Portfolio, Alger Growth & Income Portfolio, and Alger Balanced Portfolio paid Alger Inc. $342,014, $326,528, $229,018, $51,114, $399,211, $10,994 and $62,565, respectively, in connection with securities transactions.

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

(e) Shareholder Administrative Fees: The Fund has entered into a shareholder administrative services agreement with Alger Management to compensate Alger Management for its liaison and administrative oversight of Boston Financial Data Services, Inc., the transfer agent, and other related services. The Portfolios compensate Alger Management at the annual rate of 0.01% of the average daily net assets for these services.  For the year ended December 31, 2012, the Alger Capital Appreciation Portfolio, Alger Large Cap Growth Portfolio, Alger Mid Cap Growth Portfolio, Alger SMid Cap Growth Portfolio, Alger Small Cap Growth Portfolio, Alger Growth & Income Portfolio and Alger Balanced Portfolio incurred fees of $35,417, $31,029, $14,239, $6,459, $46,325, $3,102, and $9,934, respectively, for these services, which are included in transfer agent fees and expenses in the Statement of Operations.

(f) Trustee Fees: Each Portfolio pays each trustee who is not affiliated with Alger Management or its affiliates $750 for each meeting attended, to a maximum of $3,000 per annum, plus travel expenses incurred for attending the meeting. The chairman of the Board of Trustees receives an additional annual fee of $15,000 which is paid, pro rata, by all funds managed by Alger Management. Additionally, each member of the audit committee receives an additional $75 for each audit committee meeting attended, to a maximum of $300 per annum. These fees (other than the audit committee fee) are expected to rise in March 2013.

(g) Interfund Loans: The Portfolios, along with other funds advised by Alger Management, may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, each fund (including a Portfolio) may lend uninvested cash in an amount up to 15% of its net assets to other Funds.  If a Fund has borrowed from other Funds and has aggregate borrowings from all sources that exceed 10% of the Fund’s total assets, such Fund will secure all of its loans from other Funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the Funds.

During the year ended December 31, 2012, Alger Large Cap Growth Portfolio, Alger Mid Cap Growth Portfolio, Alger SMid Cap Growth Portfolio and Alger Balanced Portfolio incurred interest expense of $3,434, $357, $880 and $61, respectively, in connection with interfund loans.  During the year ended December 31, 2012, Alger Large Cap Growth Portfolio, Alger SMid Cap Growth Portfolio and Alger Small Cap Growth Portfolio earned interfund loan interest income of $1,181, $520 and $434, respectively.

(h) Other Transactions With Affiliates: Certain officers of the Fund are directors and officers of Alger Management and the Distributor.

NOTE 4 — Securities Transactions:

Purchases and sales of securities, other than U.S. Government and short-term securities, for the year ended December 31, 2012, were as follows:

	PURCHASES	SALES
Alger Capital Appreciation Portfolio	$486,020,187	$478,079,521
Alger Large Cap Growth Portfolio	453,288,698	496,250,990
Alger Mid Cap Growth Portfolio	303,076,954	323,683,685

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

	PURCHASES	SALES
Alger SMid Cap Growth Portfolio	59,545,062	64,791,351
Alger Small Cap Growth Portfolio	373,244,706	541,697,759
Alger Growth & Income Portfolio	12,533,055	15,153,577
Alger Balanced Portfolio	116,363,360	121,632,363

Written call and put options activity for the year ended December 31, 2012, was as follows:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Alger Mid Cap Growth Portfolio
Call Options outstanding at December 31, 2011	—	$—
Call Options written	3,936	895,424
Call Options closed	(1,331)	(351,536)
Call Options expired	(854)	(116,606)
Call Options exercised	(1,328)	(315,600)
Call Options outstanding at December 31, 2012	423	$111,682

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Alger Mid Cap Growth Portfolio
Put Options outstanding at December 31, 2011	49	$18,637
Put Options written	5,010	904,281
Put Options closed	(1,565)	(293,280)
Put Options expired	(1,716)	(292,151)
Put Options exercised	(1,353)	(240,996)
Put Options outstanding at December 31, 2012	425	$96,491

As of December 31 2012, Alger Mid Cap Growth Portfolio had portfolio securities and cash valued at $6,670,485 segregated as collateral for written options.

NOTE 5 — Borrowing:

The Portfolios may borrow from their custodian on an uncommitted basis. Each Portfolio pays the custodian a market rate of interest, generally based upon the London Interbank Offered Rate.  The Portfolios may also borrow from other portfolios advised by Alger Management, as discussed in Note 3 (g).  For the year ended December 31, 2012, the Portfolios had the following borrowings:

	AVERAGE DAILY BORROWING	WEIGHTED AVERAGE INTEREST RATE
Alger Capital Appreciation Portfolio	$1,131	2.25%
Alger Large Cap Growth Portfolio	329,732	1.20
Alger Mid Cap Growth Portfolio	90,493	1.85
Alger SMid Cap Growth Portfolio	76,493	1.15
Alger Balanced Portfolio	12,332	1.75

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

The highest amount borrowed during the year ended December 31, 2012 for the Portfolio was as follows:

HIGHEST BORROWING
Alger Capital Appreciation Portfolio	$413,910
Alger Large Cap Growth Portfolio	15,627,000
Alger Mid Cap Growth Portfolio	2,231,131
Alger SMid Cap Growth Portfolio	4,550,000
Alger Balanced Portfolio	2,019,878

NOTE 6 — Share Capital:

The Fund has an unlimited number of authorized shares of beneficial interest of $.001 par value for each share class.  During the year ended December 31, 2012 and the year ended December 31, 2011, transactions of shares of beneficial interest were as follows:

	FOR THE YEAR ENDED DECEMBER 31, 2012		FOR THE YEAR ENDED DECEMBER 31, 2011
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Capital Appreciation Portfolio
Class I-2:
Shares sold	1,396,544	$82,066,917	1,642,240	$86,804,964
Dividends reinvested	60,422	3,667,619	5,448	309,449
Shares redeemed	(1,435,233)	(84,648,436)	(1,393,816)	(73,867,921)
Net increase	21,733	$1,086,100	253,872	$13,246,492
Class S:
Shares sold	74,688	$4,272,403	54,914	$2,951,941
Dividends reinvested	1,306	78,256	—	—
Shares redeemed	(83,074)	(4,761,725)	(67,584)	(3,530,171)
Net decrease	(7,080)	$(411,066)	(12,670)	$(578,230)

Alger Large Cap Growth Portfolio
Class I-2:
Shares sold	352,783	$16,395,249	606,212	$26,306,796
Dividends reinvested	74,235	3,483,746	71,506	3,310,037
Shares redeemed	(1,486,128)	(68,599,986)	(1,617,956)	(71,607,874)
Net decrease	(1,059,110)	$(48,720,991)	(940,238)	$(41,991,041)
Class S:
Shares sold	4,274	$194,444	6,291	$271,943
Dividends reinvested	280	13,010	926	42,443
Shares redeemed	(52,614)	(2,410,423)	(45,734)	(1,978,925)
Net decrease	(48,060)	$(2,202,969)	(38,517)	$(1,664,539)

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED DECEMBER 31, 2012		FOR THE YEAR ENDED DECEMBER 31, 2011
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Mid Cap Growth Portfolio
Class I-2:
Shares sold	1,001,768	$12,983,688	2,181,933	$27,750,351
Dividends reinvested	—	—	36,337	505,447
Shares redeemed	(2,480,894)	(32,141,965)	(3,577,075)	(45,625,158)
Net decrease	(1,479,126)	$(19,158,277)	(1,358,805)	$(17,369,360)
Class S:
Shares sold	32,045	$388,563	70,824	$860,484
Shares redeemed	(150,882)	(1,883,893)	(190,394)	(2,336,228)
Net decrease	(118,837)	$(1,495,330)	(119,570)	$(1,475,744)

Alger SMid Cap Growth Portfolio
Class I-2:
Shares sold	1,909,624	$17,447,756	1,303,094	$11,852,985
Dividends reinvested	652,479	5,806,812	12,503	124,693
Shares redeemed	(1,905,071)	(16,832,171)	(2,324,239)	(20,780,969)
Net increase (decrease)	657,032	$6,422,397	(1,008,642)	$(8,803,291)

Alger Small Cap Growth Portfolio
Class I-2:
Shares sold	1,779,903	$56,217,590	2,763,658	$87,046,465
Dividends reinvested	3,354,985	96,798,513	—	—
Shares redeemed	(5,055,825)	(167,190,927)	(3,277,573)	(105,630,151)
Net increase (decrease)	79,063	$(14,174,824)	(513,915)	$(18,583,686)
Class S:
Shares sold	—	$—	22,416	$624,036
Shares redeemed	(1,617,481)	(54,936,885)	(311,641)	(9,947,041)
Net decrease	(1,617,481)	$(54,936,885)	(289,225)	$(9,323,005)

Alger Growth & Income Portfolio
Class I-2:
Shares sold	229,048	$2,656,447	486,227	$5,064,458
Dividends reinvested	89,017	1,025,736	50,160	545,737
Shares redeemed	(591,014)	(6,794,708)	(862,358)	(9,012,308)
Net decrease	(272,949)	$(3,112,525)	(325,971)	$(3,402,113)

Alger Balanced Portfolio
Class I-2:
Shares sold	479,825	$5,639,610	525,369	$6,025,454
Dividends reinvested	118,560	1,388,408	270,941	3,172,728
Shares redeemed	(1,735,634)	(20,366,377)	(2,113,803)	(24,383,547)
Net decrease	(1,137,249)	$(13,338,359)	(1,317,493)	$(15,185,365)

During the year ended December 31, 2012, shares redeemed for the Class I-2 shares and the Class S shares of Alger Small Cap Growth Portfolio include redemption-in-kind transactions of 2,362,924 and 1,576,912 valued at $82,371,516 and $53,629,837, respectively. The Fund had realized gains on these transactions of $26,564,522.

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 7 — Income Tax Information:

The tax character of distributions paid during the year ended December 31, 2012 and the year ended December 31, 2011 was as follows:

	YEAR ENDED DECEMBER 31, 2012	YEAR ENDED DECEMBER 31, 2011
Alger Capital Appreciation Portfolio
Distributions paid from:
Ordinary Income	$3,639,052	$309,449
Long-term capital gain	124,645	—
Total distributions paid	$3,763,697	$309,449

Alger Large Cap Growth Portfolio
Distributions paid from:
Ordinary Income	3,496,933	3,352,480
Long-term capital gain	—	—
Total distributions paid	$3,496,933	$3,352,480

Alger Mid Cap Growth Portfolio
Distributions paid from:
Ordinary Income	—	505,447
Long-term capital gain	—	—
Total distributions paid	—	$505,447

Alger SMid Cap Growth Portfolio
Distributions paid from:
Ordinary Income	1,441,205	29,055
Long-term capital gain	4,365,608	95,638
Total distributions paid	$5,806,813	$124,693

Alger Small Cap Growth Portfolio
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	71,122,416	—
Return of Capital	25,676,097	—
Total distributions paid	$96,798,513	—

Alger Growth & Income Portfolio
Distributions paid from:
Ordinary Income	1,025,736	545,736
Long-term capital gain	—	—
Total distributions paid	$1,025,736	$545,736

Alger Balanced Portfolio
Distributions paid from:
Ordinary Income	1,388,408	3,172,728
Long-term capital gain	—	—
Total distributions paid	$1,388,408	$3,172,728

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

As of December 31, 2012, the components of accumulated gains and losses on a tax basis were as follows:

Alger Capital Appreciation Portfolio
Undistributed ordinary income	$1,004,792
Undistributed long-term gains	2,222,696
Subtotal	3,227,488
Capital loss carryforwards	—
Temporary differences	(870,717)
Net unrealized appreciation	22,434,502
Net accumulated earnings	$24,791,273

Alger Large Cap Growth Portfolio
Undistributed ordinary income	2,139,834
Undistributed long-term gains	—
Subtotal	2,139,834
Capital loss carryforwards	(66,571,661)
Temporary differences	(698,961)
Net unrealized appreciation	23,403,197
Net accumulated losses	$(41,727,591)

Alger Mid Cap Growth Portfolio
Undistributed ordinary income	389,108
Undistributed long-term gains	—
Subtotal	389,108
Capital loss carryforwards	(66,145,518)
Late year ordinary income losses	(751,534)
Temporary differences	(2,105,564)
Net unrealized appreciation	6,597,507
Net accumulated losses	$(62,016,001)

Alger SMid Cap Growth Portfolio
Undistributed ordinary income	—
Undistributed long-term gains	4,541,156
Subtotal	4,541,156
Capital loss carryforwards	(311,465)
Temporary differences	(120,312)
Net unrealized appreciation	7,487,026
Net accumulated earnings	$11,596,405

Alger Small Cap Growth Portfolio
Undistributed ordinary income	—
Undistributed long-term gains	—
Subtotal	—
Capital loss carryforwards	—
Temporary differences	(1,840,142)
Net unrealized appreciation	57,404,623
Net accumulated earnings	$55,564,481

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Growth & Income Portfolio
Undistributed ordinary income	110,321
Undistributed long-term gains	—
Subtotal	110,321
Capital loss carryforwards	(9,070,825)
Temporary differences	(45,341)
Net unrealized appreciation	3,083,337
Net accumulated losses	$(5,922,508)

Alger Balanced Portfolio
Undistributed ordinary income	1,083,350
Undistributed long-term gains	—
Subtotal	1,083,350
Capital loss carryforwards	(20,371,335)
Temporary differences	(100,634)
Net unrealized appreciation	4,576,967
Net accumulated losses	$(14,811,652)

At December 31, 2012, the Portfolios, for federal income tax purposes, had capital loss carryforwards which expire as set forth in the table below. These amounts may be applied against future net realized gains until the earlier of their utilization or expiration. The amount utilized in any given year may be limited by certain provisions of the Internal Revenue Code.

Expiration Dates	Alger Capital Appreciation Portfolio
Total	—

Expiration Dates	Alger Large Cap Growth Portfolio
2016	$16,566,853
2017	50,004,808
Total	66,571,661

Expiration Dates	Alger Mid Cap Growth Portfolio
2016	$12,529,837
2017	52,743,376
POST ACT	872,305
Total	66,145,518

Expiration Dates	Alger SMid Cap Growth Portfolio
2016	$66,437
2017	245,028
Total	311,465

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

Expiration Dates	Alger Small Cap Growth Portfolio
Total	—

Expiration Dates	Alger Growth & Income Portfolio
2016	$2,685,928
2017	5,947,315
2018	437,582
Total	9,070,825

Expiration Dates	Alger Balanced Portfolio
2017	$20,371,335
Total	20,371,335

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Portfolios on or after January 1, 2011 will not be subject to expiration (“POST ACT”).  In addition, losses incurred on or after January 1, 2011 must be utilized prior to the utilization of capital loss carryforwards above.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, 988 currency transactions, nondeductible expenses on dividends sold short, the tax treatment of premium/discount on debt securities, the tax treatment of partnerships investments, the realization of unrealized appreciation of Passive Foreign Investment Companies, and return of capital from Real Estate Investment Trust investments.

Permanent differences, primarily from realized gain from redemption in-kind, net operating losses, real estate investment trusts and partnership investments sold by the Portfolios, resulted in the following reclassifications among the Portfolio’s components of net assets at December 31, 2012:

Alger Capital Appreciation Portfolio
Accumulated undistributed net investment income (accumulated loss)	$(143,092)
Undistributed net realized gain	$143,091
Paid in capital	$1

Alger Large Cap Growth Portfolio
Accumulated undistributed net investment income (accumulated loss)	$(125,847)
Accumulated net realized loss	$121,086
Paid in capital	$4,761

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Mid Cap Growth Portfolio
Accumulated undistributed net investment income (accumulated loss)	$429,557
Accumulated net realized loss	$(574,297)
Paid in capital	$144,740

Alger SMid Cap Growth Portfolio
Accumulated undistributed net investment income (accumulated loss)	$21,901
Undistributed net realized gain	$19,363
Paid in capital	$(41,264)

Alger Small Cap Growth Portfolio
Accumulated undistributed net investment income (accumulated loss)	$(217,868)
Accumulated net realized loss	$(26,453,318)
Paid in capital	$26,671,186

Alger Growth & Income Portfolio
Accumulated undistributed net investment income (accumulated loss)	$(36,841)
Accumulated net realized loss	$31,633
Paid in capital	$5,208

Alger Balanced Portfolio
Accumulated undistributed net investment income (accumulated loss)	$108,590
Accumulated net realized loss	$(108,590)
Paid in capital	—

NOTE 8 — Fair Value Measurements:

The major categories of securities and their respective fair value inputs are detailed in each Portfolio’s Schedule of Investments. Based upon the nature, characteristics, and risks associated with their investments as of December 31, 2012, the Portfolios have determined that presenting them by security type and sector is appropriate.

Alger Capital Appreciation Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$62,041,105	$62,041,105	—	—
Consumer Staples	27,559,455	27,559,455	—	—
Energy	15,248,534	15,248,534	—	—
Financials	17,198,212	17,198,212	—	—
Health Care	43,847,136	43,847,136	—	—
Industrials	45,657,491	45,657,491	—	—
Information Technology	108,091,511	108,091,511	—	—
Materials	13,270,595	13,270,595	—	—
Telecommunication Services	8,794,270	8,794,270	—	—
TOTAL COMMON STOCKS	$341,708,309	$341,708,309	—	—

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Capital Appreciation Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
MASTER LIMITED PARTNERSHIP
Financials	$3,240,353	$3,240,353	—	—
REAL ESTATE INVESTMENT TRUST
Consumer Discretionary	$3,459,246	$3,459,246	—	—
Financials	4,061,942	2,285,804	1,776,138	—
TOTAL REAL ESTATE INVESTMENT TRUST	$7,521,188	$5,745,050	$1,776,138	—
TOTAL INVESTMENTS IN SECURITIES	$352,469,850	$350,693,712	$1,776,138	—

Alger Large Cap Growth Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$44,482,629	$42,825,283	$1,657,346	—
Consumer Staples	5,906,936	5,906,936	—	—
Energy	20,852,860	20,852,860	—	—
Financials	15,294,919	15,294,919	—	—
Health Care	37,832,254	37,832,254	—	—
Industrials	34,076,000	34,076,000	—	—
Information Technology	96,340,410	96,340,410	—	—
Materials	7,440,707	7,440,707	—	—
Telecommunication Services	4,188,536	4,188,536	—	—
TOTAL COMMON STOCKS	$266,415,251	$264,757,905	$1,657,346	—
MASTER LIMITED PARTNERSHIP
Financials	$2,043,866	$2,043,866	—	—
REAL ESTATE INVESTMENT TRUST
Financials	$1,630,219	$1,630,219	—	—
TOTAL INVESTMENTS IN SECURITIES	$270,089,336	$268,431,990	$1,657,346	—

Alger Mid Cap Growth Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$25,455,613	$24,102,718	$1,352,895	—
Consumer Staples	7,794,771	7,794,771	—	—
Energy	8,438,056	8,438,056	—	—
Financials	8,733,612	7,989,214	744,398	—
Health Care	17,559,888	17,559,888	—	—
Industrials	19,256,545	18,432,772	823,773	—
Information Technology	24,673,217	24,673,217	—	—
Materials	7,564,141	7,564,141	—	—
Telecommunication Services	3,428,534	3,428,534	—	—
Utilities	1,269,015	1,269,015	—	—
TOTAL COMMON STOCKS	$124,173,392	$121,252,326	$2,921,066	—
MASTER LIMITED PARTNERSHIP
Financials	$1,302,165	$1,302,165	—	—
REAL ESTATE INVESTMENT TRUST
Financials	$3,328,071	$2,003,801	$1,324,270	—
TOTAL INVESTMENTS IN SECURITIES	$128,803,628	$124,558,292	$4,245,336	—
SECURITIES SOLD SHORT
OPTIONS WRITTEN
Energy	$165,441	$94,141	$71,300	—

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Mid Cap Growth Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
Industrials	$22,920	$14,760	$8,160	—
TOTAL OPTIONS WRITTEN	$188,361	$108,901	$79,460	—

Alger SMid Cap Growth Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$12,426,111	$12,426,111	—	—
Consumer Staples	2,550,569	2,550,569	—	—
Energy	2,914,370	2,914,370	—	—
Financials	3,293,258	3,293,258	—	—
Health Care	10,139,469	10,139,469	—	—
Industrials	11,026,061	11,026,061	—	—
Information Technology	12,519,202	12,519,202	—	—
Materials	4,340,966	4,340,966	—	—
Telecommunication Services	1,207,126	1,207,126	—	—
Utilities	749,488	749,488	—	—
TOTAL COMMON STOCKS	$61,166,620	$61,166,620	—	—
MASTER LIMITED PARTNERSHIP
Financials	$538,460	$538,460	—	—
REAL ESTATE INVESTMENT TRUST
Consumer Discretionary	$492,250	$492,250	—	—
Financials	2,577,316	2,577,316	—	—
TOTAL REAL ESTATE INVESTMENT TRUST	$3,069,566	$3,069,566	—	—
TOTAL INVESTMENTS IN SECURITIES	$64,774,646	$64,774,646	—	—

Alger Small Cap Growth Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$73,291,928	$73,291,928	—	—
Consumer Staples	14,896,757	14,896,757	—	—
Energy	22,962,114	22,962,114	—	—
Financials	16,118,609	16,118,609	—	—
Health Care	80,303,977	80,303,977	—	—
Industrials	65,762,353	65,762,353	—	—
Information Technology	102,585,004	102,585,004	—	—
Materials	22,434,018	22,434,018	—	—
Telecommunication Services	3,362,040	3,362,040	—	—
TOTAL COMMON STOCKS	$401,716,800	$401,716,800	—	—
MASTER LIMITED PARTNERSHIP
Financials	$2,789,845	$2,789,845	—	—
REAL ESTATE INVESTMENT TRUST
Consumer Discretionary	$3,447,170	$3,447,170	—	—
Financials	18,269,194	16,115,934	2,153,260	—
TOTAL REAL ESTATE INVESTMENT TRUST	$21,716,364	$19,563,104	$2,153,260	—
TOTAL INVESTMENTS IN SECURITIES	$426,223,009	$424,069,749	$2,153,260	—

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Growth & Income Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$2,928,861	$2,928,861	—	—
Consumer Staples	4,045,693	4,045,693	—	—
Energy	2,894,718	2,894,718	—	—
Financials	2,504,480	2,504,480	—	—
Health Care	3,396,105	3,396,105	—	—
Industrials	3,528,158	3,528,158	—	—
Information Technology	5,386,884	5,386,884	—	—
Materials	1,498,164	1,498,164	—	—
Telecommunication Services	1,195,287	1,195,287	—	—
Utilities	608,030	608,030	—	—
TOTAL COMMON STOCKS	$27,986,380	$27,986,380	—	—
MASTER LIMITED PARTNERSHIP
Financials	$368,292	$368,292	—	—
REAL ESTATE INVESTMENT TRUST
Financials	$1,266,900	$1,266,900	—	—
TOTAL INVESTMENTS IN SECURITIES	$29,621,572	$29,621,572	—	—

Alger Balanced Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$8,551,260	$8,242,263	$308,997	—
Consumer Staples	1,741,376	1,741,376	—	—
Energy	3,828,400	3,828,400	—	—
Financials	3,132,233	3,132,233	—	—
Health Care	7,374,834	7,374,834	—	—
Industrials	6,606,149	6,606,149	—	—
Information Technology	18,370,634	18,370,634	—	—
Materials	1,784,377	1,784,377	—	—
Telecommunication Services	822,130	822,130	—	—
TOTAL COMMON STOCKS	$52,211,393	$51,902,396	$308,997	—
MASTER LIMITED PARTNERSHIP
Financials	$412,733	$412,733	—	—
REAL ESTATE INVESTMENT TRUST
Financials	$832,373	$293,303	$539,070	—
CORPORATE BONDS
Consumer Staples	$3,190,711	—	$3,190,711	—
Energy	2,320,410	—	2,320,410	—
Financials	6,854,363	—	6,854,363	—
Health Care	2,360,036	—	2,360,036	—
Industrials	4,223,553	—	4,223,553	—
Information Technology	6,841,689	—	6,841,689	—
Telecommunication Services	3,433,136	—	3,433,136	—
TOTAL CORPORATE BONDS	$29,223,898	—	$29,223,898	—
U.S. GOVERNMENT & AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED)
U.S. Treasury Notes	$6,293,148	—	$6,293,148	—
TOTAL INVESTMENTS IN SECURITIES	$88,973,545	$52,608,432	$36,365,113	—

On December 31, 2012 there were no transfers of securities between Level 1 and Level 2.

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

Certain of the Portfolio’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of December 31, 2012, such assets are categorized within the disclosure hierarchy as follows:

	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
Cash and Cash equivalents:
Alger Capital Appreciation Portfolio	$5,919,950	$5,919,950	—	—
Alger Large Cap Growth Portfolio	12,372,211	12,372,211	—	—
Alger Mid Cap Growth Portfolio	8,448,446	8,448,446	—	—
Alger SMid Cap Growth Portfolio	1,624,104	1,624,104	—	—
Alger Small Cap Growth Portfolio	18,146,939	18,146,939	—	—
Alger Growth & Income Portfolio	746,774	746,774	—	—
Alger Balanced Portfolio	4,039,234	4,039,234	—	—
Total	$51,297,658	$51,297,658	—	—

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL3)
Alger Capital Appreciation Portfolio	Convertible Preferred Stock
Opening balance at January 1, 2012	$903,385
Transfers into Level 3	—
Transfers out of Level 3(i)	(696,897)
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	(206,488)
Purchases, issuances, sales, and settlements
Purchases	—
Issuances	—
Sales	—
Settlements	—
Closing balance at December 31, 2012	—
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at December 31, 2012	$—

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL3)
Alger Mid Cap Growth Portfolio	Convertible Preferred Stock
Opening balance at January 1, 2012	$2,348,853
Transfers into Level 3	—
Transfers out of Level 3(i)	(1,811,972)
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	(536,881)
Purchases, issuances, sales, and settlements
Purchases	$—
Issuances	—
Sales	—
Settlements	—
Closing balance at December 31, 2012	—
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at December 31, 2012	$—

(i) Securities transferred out of Level 3 upon closing of IPO and commencement of trading.

NOTE 9 — Derivatives:

Financial Accounting Standards Board Accounting Standards Codification 815 — Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Forward currency contracts—In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Portfolios may enter into forward currency contracts. Additionally, each Portfolio may enter into such contracts to economically hedge certain other foreign currency denominated investments. These contracts are valued at the current cost of covering or offsetting such contracts, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, a Portfolio could be exposed to foreign currency fluctuations.

Options—The Portfolios seek to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Portfolios invest in a broadly diversified portfolio of common stocks, while also buying and selling call and put options on equities and equity indices.  The Portfolios purchase call options to increase their exposure to stock market risk and also provide diversification of risk.  The Portfolios purchase put options in order to protect from significant market declines that may occur over a short period of time.  The Portfolios will write covered call and cash secured put options to generate cash flows while reducing the volatility of the portfolio.  The cash

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

flows may be an important source of the Portfolios’ return, although written call options may reduce the Portfolios’ ability to profit from increases in the value of the underlying security or equity portfolio.  The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price.  Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price.  The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Portfolios with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options.  During the year ended December, 31 2012, written equity and index put options were used in accordance with this objective.

The fair values of derivative instruments as of December, 31, 2012 are as follows:

Alger Mid Cap Growth Portfolio

	ASSET DERIVATIVES 2012		LIABILITY DERIVATIVES 2012
Derivatives not accounted for as hedging instruments	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Written Put Options	—	—	Written options outstanding, at value	$100,172
Written Call Options	—	—	Written options outstanding, at value	$88,189
Total	—	—		$188,361

For the year ended December, 31, 2012, the Alger Mid Cap Growth Portfolio had option purchases of $1,154,895 and option sales of $2,421,460.  The effect of derivative instruments on the Statement of Operations for the year ended December, 31, 2012 is as follows:

Net realized gain (loss) on options

Alger Mid Cap Growth Portfolio

Derivatives not accounted for as hedging instruments	Options
Purchased Options	$(136,508)
Written Options	1,085,923
Total	$949,415

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

Net change in unrealized appreciation (depreciation) on options

Alger Mid Cap Growth Portfolio

Derivatives not accounted for as hedging instruments	Options
Purchased Options	$92,190
Written Options	12,995
Total	$105,185

NOTE 10 — Litigation:

On August 31, 2005, the West Virginia Securities Commissioner (the “WVSC”), in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing, concluded that the Manager and the Distributor had violated the West Virginia Uniform Securities Act (the “WVUSA”), and ordered the Manager and the Distributor to cease and desist from further violations of the WVUSA by engaging in the market-timing-related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the WVSC. Other firms unaffiliated with the Manager were served with similar orders. The Manager and the Distributor intend to request a hearing for the purpose of seeking to vacate or modify the order.

NOTE 11 — Recent Accounting Pronouncements:

In December 2011, the FASB issued ASU 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”), which provides guidance regarding balance sheet offsetting disclosures.  The amendments in ASU 2011-11 require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effects of those arrangements on its financial position. Entities are required to disclose gross information and net information about both instruments and transactions eligible for offset in the statement of assets and liabilities and transactions subject to an agreement similar to a master netting arrangement. The objective of ASU 2011-11 is to facilitate comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of IFRS.  The new guidance is effective for annual reporting periods beginning on or after January 1, 2013. The Fund does not believe that this will have a material impact on the financial statements.

NOTE 12 — Subsequent Events:

Management of each Portfolio has evaluated events that have occurred subsequent to December, 31, 2012 through the issuance date of the financial statements.  No such events have been identified which require recognition and disclosure.

REPORT OF INDEPENDENT PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of The Alger Portfolios:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Alger Portfolios (the “Funds”) comprising the Alger Capital  Appreciation  Portfolio,  Alger  Large  Cap  Growth  Portfolio,  Alger  Mid  Cap Growth Portfolio, Alger SMid Cap Growth Portfolio, Alger Small Cap Growth Portfolio, Alger Growth & Income Portfolio and Alger Balanced Portfolio as of December 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Funds’ financial highlights for the period ended December 31, 2008 were audited by other auditors, whose report dated February 10, 2009, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, present fairly, in all material respects, the financial position of each of the portfolios constituting The Alger Portfolios as of December 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

New York, New York

February 19, 2013

THE ALGER PORTFOLIOS

ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of a Portfolio, you incur two types of costs: transaction costs, if applicable; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting July 1, 2012 and ending December 31, 2012.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs or deduction of insurance charges against assets or annuities. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Six Months Ended December 31, 2012(a)	Annualized Expense Ratio
Alger Capital Appreciation Portfolio
Class I-2	Actual	$1,000.00	$1,063.67	$5.00	0.96%
	Hypothetical(b)	1,000.00	1,020.29	4.90	0.96
Class S	Actual	1,000.00	1,061.88	6.73	1.30
	Hypothetical(b)	1,000.00	1,018.61	6.59	1.30

		Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Six Months Ended December 31, 2012(a)	Annualized Expense Ratio
Alger Large Cap Growth Portfolio
Class I-2	Actual	$1,000.00	$1,045.30	$4.48	0.87%
	Hypothetical(b)	1,000.00	1,020.75	4.43	0.87
Class S	Actual	1,000.00	1,042.84	6.75	1.31
	Hypothetical(b)	1,000.00	1,018.53	6.67	1.31

Alger Mid Cap Growth Portfolio
Class I-2	Actual	$1,000.00	$1,063.58	$5.34	1.03
	Hypothetical(b)	1,000.00	1,019.97	5.22	1.03
Class S	Actual	1,000.00	1,061.84	7.49	1.45
	Hypothetical(b)	1,000.00	1,017.87	7.33	1.45

Alger SMid Cap Growth Portfolio
Class I-2	Actual	$1,000.00	$1,052.80	$5.11	0.99
	Hypothetical(b)	1,000.00	1,020.15	5.03	0.99

Alger Small Cap Growth Portfolio
Class I-2	Actual	$1,000.00	$1,051.35	$4.93	0.96
	Hypothetical(b)	1,000.00	1,020.33	4.85	0.96

Alger Growth & Income Portfolio
Class I-2	Actual	$1,000.00	$1,048.15	$5.59	1.09
	Hypothetical(b)	1,000.00	1,019.68	5.51	1.09

Alger Balanced Portfolio
Class I-2	Actual	$1,000.00	$1,032.31	$4.83	0.95
	Hypothetical(b)	1,000.00	1,020.38	4.81	0.95

(a)         Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

(b)         5% annual return before expenses.

Trustees and Officers of the Fund

Information about the trustees and officers of the Fund is set forth below.  In the table the term “Alger Fund Complex” refers to the Fund, The Alger Funds, The Alger Institutional Funds, Alger China-U.S. Growth Fund and The Alger Funds II, each of which is a registered investment company managed by Fred Alger Management, Inc. (“Alger Management”).  Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected; each officer’s term of office is one year.  Unless otherwise noted, the address of each person named below is 360 Park Avenue South, New York, NY 10010.

Name, Age, Position with the Fund	Principal Occupations	Trustee and/or Officer Since	Number of Funds in the Alger Fund Complex which are Overseen by Trustee
INTERESTED TRUSTEE

Hilary M. Alger (51)	Director of Development, Pennsylvania Ballet since 2004; Associate Director of Development, College of Arts and Sciences and Graduate School, University of Virginia 1999-2003.	2003	25

NON-INTERESTED TRUSTEE

Charles F. Baird, Jr. (59)	Managing Partner of North Castle Partners, a private equity securities group; Chairman of Leiner Health Products, Enzymatic Therapy and Caleel & Hayden (skincare business); former Chairman of Elizabeth Arden Day Spas, Naked Juice, Equinox (fitness company) and EAS (manufacturer of nutritional products). Formerly Managing Director of AEA Investors, Inc.	2000	25

Roger P. Cheever (67)	Associate Vice President for Principal Gifts, and Senior Associate Dean for Development in the Faculty of Arts and Sciences at Harvard University; Formerly Deputy Director of the Harvard College Fund.	2000	25

Lester L. Colbert Jr. (78)	Private investor since 1988; Formerly Chairman of the Board, President and Chief Executive Officer of Xidex Corporation (manufacturer of computer information media).	2000	25

Stephen E. O’Neil (80)	Attorney. Private Investor since 1981. Formerly of Counsel to the law firm of Kohler & Barnes.	1986	25

David Rosenberg (50)	Associate Professor of Law since January 2006 (Assistant Professor 2000-2005), Zicklin School of Business, Baruch College, City University of New York.	2007	25

Nathan E. Saint-Amand M.D. (75)	Medical doctor in private practice; Member of the Board of the Manhattan Institute (non-profit policy research) since 1988; Formerly Co-Chairman, Special Projects Committee, Memorial Sloan Kettering.	1986	25

Name, Age, Position with the Fund	Principal Occupations	Trustee and/or Officer Since	Number of Funds in the Alger Fund Complex which are Overseen by Trustee
OFFICERS

Dan C. Chung (50) President	Chief Investment Officer and Director since 2001, and Chief Executive Officer since 2006, of Alger Management; President and Chief Executive Officer since 2003 of Alger Associates, Inc. (“Associates”); Chairman of the Board of Directors since 2006 of Alger Inc.; President since 2003 and Director since 2003 of Analysts Resources, Inc. (“Resources”); Formerly Trustee of the Fund from 2001 to 2007.	2003	N/A

Hal Liebes (48) Secretary	Executive Vice President, Chief Legal Officer, Chief Operating Officer and Secretary of Alger Management, Associates and Alger Inc.; Director since 2006 of Alger Management, Alger Inc. and Resources.	2005	N/A

Lisa A. Moss (47) Assistant Secretary	Assistant General Counsel of Alger Management since 2006, currently serving as Senior Vice President.	2006	N/A

Steven B. Levine (26) Assistant Secretary	Employed by Alger Management since 2012. Senior Paralegal at The Dreyfus Corporation from 2008 to 2012 and full time student from 2007-2008.	2012	N/A

Michael D. Martins (47) Treasurer	Employed by Alger Management since 2004, currently serving as Senior Vice President.	2005	N/A

Anthony S. Caputo (57) Assistant Treasurer	Employed by Alger Management since 1986, currently serving as Vice President.	2007	N/A

Sergio M. Pavone (51) Assistant Treasurer	Employed by Alger Management since 2002, currently serving as Vice President.	2007	N/A

Barry J. Mullen (59) Chief Compliance Officer	Senior Vice President and Director of Compliance of Alger Management since 2006.	2006	N/A

Ms. Alger is an “interested person” (as defined in the Investment Company Act) of the Fund because of her affiliations with Alger Management.  No Trustee is a director of any public company except as indicated under “Principal Occupations”.

The Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge upon request by calling (800) 992-3863.

Investment Management Agreement Renewal

At an in-person meeting held on September 13, 2012, the Trustees, including the Independent Trustees, unanimously approved renewal of the Investment Advisory Agreement (the “Agreement”) between the Fund and Fred Alger Management, Inc. (“Alger Management”), as revised to incorporate scheduled fee reductions at specified asset breakpoints. The Independent Trustees were assisted in their review by independent legal counsel and met with such counsel in executive session separate from representatives of Alger Management.

In evaluating the Agreement, the Trustees drew on materials that they had requested and which were provided to them in advance of the meeting by Alger Management and by counsel. The materials covered, among other matters, (i) the nature, extent and quality of the services provided by Alger Management under the Agreement, (ii) the investment performance of each of the Fund’s portfolios (each a “Portfolio”), (iii) the costs to Alger Management of its services and the profits realized by Alger Management and Fred Alger & Company, Incorporated (“Alger Inc.”) from their relationship with the Fund, and (iv) the extent to which economies of scale would be realized if and as the Portfolios grow and whether the fee levels in the Agreement reflect these economies of scale. These materials included an analysis of the Portfolios and Alger Management’s services by FUSE Research Network LLC (“FUSE”), an independent consulting firm selected by the Fund’s Chief Compliance Officer and having no other relationship with Alger Management, whose specialties include, among other things, assistance to fund trustees and directors in their review of advisory contracts pursuant to section 15(c) of the Investment Company Act of 1940, as amended. At the meeting, senior FUSE personnel reviewed with the Trustees a presentation covering all of the Portfolios and which was provided prior to the meeting.

In deciding whether to approve renewal of the Agreement, the Trustees considered various factors, including those enumerated above. They also considered other direct and indirect benefits to Alger Management and its affiliates from their relationship with the Fund.

Nature, Extent and Quality of Services.  In considering the nature, extent and quality of the services provided by Alger Management pursuant to the Agreement, the Trustees relied on their prior experience as Trustees of the Fund, their familiarity with the personnel and resources of Alger Management and its affiliates, and the materials provided at the meeting. They noted that under the Agreement Alger Management is responsible for managing the investment operations of the Portfolios.  They also noted that administrative, compliance, reporting and accounting services necessary for the conduct of the Fund’s affairs are provided by Alger Management under a separate Administration Agreement. The Trustees reviewed the background and experience of Alger Management’s senior investment management personnel, including the individuals currently responsible for the investment operations of the Portfolios. They also considered the resources, operational structures and practices of Alger Management in managing each Portfolio, as well as Alger Management’s overall investment management business. They noted especially Alger Management’s established expertise in managing portfolios of “growth” stocks and that, according to an analysis provided by FUSE, the characteristics of each equity Portfolio had been consistent with those of a fund that holds itself out to investors as growth-oriented. They also took notice of the ability of the manager of the fixed-income portion of the Balanced Portfolio to manage fixed-income instruments across the credit and credit quality spectra. The Trustees concluded that Alger Management’s experience, resources and strength in the areas of importance to the Fund are considerable.  The Trustees considered the level and depth of Alger Management’s ability to execute portfolio transactions to effect investment decisions, including those through Alger Inc. The Trustees also considered the control and compliance environment at Alger Management and within the Fund.

Investment Performance of the Portfolios.  Drawing upon information provided at the meeting by Alger Management as well as FUSE and upon reports provided to the Trustees by Alger Management throughout the preceding year, the Trustees reviewed each Portfolio’s returns  for the year-to-date (at 6/30/12), second-quarter, 1-, 3-, and 5-year, and since-inception periods to the extent available (and its year-by-year returns), together with supplemental data through 8/31/12, and compared them with benchmark and peer-group data for the same periods. They noted that the performance for the year to date of the Mid Cap and Capital Appreciation Portfolios had surpassed that of their benchmarks and the medians of their peer groups, while the Large Cap, Small Cap and Balanced Portfolios had fallen short of benchmark and peer medians; another Portfolio, the Growth & Income Portfolio, had equaled its peer medians while falling short of its benchmarks, and the SMid Cap Portfolio had beaten its benchmark but fallen short of its peer medians. The Trustees also noted that among the year-to-date underperformers, certain Portfolios had shown improvement during the second quarter of 2012 against their peers (SMid Cap and Small Cap) or against both peers and benchmark (Growth & Income). Performance results for the longer (1-, 3-, and 5-year) periods, to the extent available, were generally consistent with the year-to-date data in the case of the Large Cap, Balanced, Small Cap, Capital Appreciation and Growth & Income Portfolios while the year-to-date performance of the Mid Cap and SMid Cap Portfolios was superior to those Portfolios’ longer-term results. Representatives of Alger Management discussed with the Trustees the recent performance of each Portfolio and the measures that the firm was in the process of instituting to improve the performance of Portfolios that had consistently underperformed. On the basis of these discussions and their review, the Trustees determined that the performance of the Portfolios was acceptable.

Fund Fees and Expense Ratios; Profitability to Alger Management and its Affiliates.  The Trustees reviewed each Portfolio’s management fee and expense ratio and compared them with a group of comparable funds. In order to assist the Trustees in this comparison, FUSE had provided the Trustees with comparative information with respect to the advisory fees and expense ratios of similar funds. That information indicated that the fees of the Large Cap, SMid Cap, Small Cap and Growth & Income Portfolios were below the median for the applicable FUSE reference groups, while those of the Mid Cap, Capital Appreciation and Balanced Portfolios exceeded the applicable median, as did all of the expense ratios except those of the SMid Cap Portfolio and the Small Cap Portfolio. The Trustees determined that such information should be taken into account in weighing the size of the fee against the nature, extent and quality of the services provided.  The Trustees also considered fees paid to Alger Management by three other types of clients, specifically mutual funds for which Alger Management was sub-adviser, separately managed institutional accounts, and wrap programs. The Trustees determined that in all three cases the fees were of doubtful relevance for purposes of comparison with those of the Portfolios because of the significant differences in services provided by Alger Management to those types of clients as opposed to the Portfolios, but that to the extent that meaningful comparison was practicable, the differences in services adequately explained the differences in the fees. The Trustees then considered the profitability of the Investment Advisory Agreement to Alger Management and its affiliates, and the methodology used by Alger Management in determining such profitability.  The Trustees reviewed previously-provided data on each Portfolio’s profitability to Alger Management and its affiliates for the year ended June 30, 2012. After discussing with representatives of the Adviser and FUSE the methodologies used in computing the costs that formed the bases of the profitability calculations, the Trustees turned to the profitability data provided. After analysis and discussion, they concluded in each case that, to the extent that Alger Management’s and its affiliates’ relationships with the Portfolio had been profitable, the profit margin was not unacceptable.

Economies of Scale.  On the basis of their discussions with management and their analysis of information provided at the meeting, the Trustees determined that the nature of the Portfolios and their operations is such that Alger Management is likely to realize economies of scale in the management of each Portfolio at some point as (and if) it grows in size. In that connection they considered a proposal by Alger Management to revise the advisory fee schedules in the Agreement to reflect fee reductions for each Portfolio at specified Portfolio asset levels (“breakpoints”). The Trustees noted that such a measure would have the effect of lowering a Portfolio’s overall management fee as the Portfolio grew past a breakpoint, thus sharing with the Portfolio’s shareholders the economies of scale achieved by Alger Management in managing the growing Portfolio. The Trustees determined to include the proposal in their deliberations whether to renew the Agreement.

Other Benefits to Alger Management.  The Trustees considered whether Alger Management benefits in other ways from its relationship with the Fund.  They noted that Alger Management maintains soft-dollar arrangements in connection with the equity Portfolios’ brokerage transactions, reports on which are regularly supplied to the Trustees at their quarterly meetings and summaries of which, listing soft-dollar commissions by Portfolio for the twelve months through June 30, 2012, had been included in the materials supplied prior to the meeting.  The Trustees also noted that Alger Management receives fees from the Portfolios under the Administration Agreement and the Shareholder Administrative Services Agreement and that Alger Inc. provides a substantial portion of the Portfolios’ equity brokerage and receives shareholder servicing fees from the Portfolios as well. The Trustees had been provided with information regarding, and had considered, the administration fee, shareholder administrative services fee, brokerage and shareholder servicing fee benefits in connection with their review of the profitability to Alger Management and its affiliates of their relationships with the Fund. As to other benefits received, the Trustees decided that none were so significant as to render Alger Management’s fees excessive.

Conclusions and Determinations. At the conclusion of these discussions, each of the Independent Trustees expressed the opinion that he had been furnished with sufficient information to make an informed business decision with respect to renewal of the Investment Advisory Agreement as proposed to be revised to reflect fee reductions at asset breakpoints.  Based on its discussions and considerations as described above, the Board made the following conclusions and determinations in respect of each Portfolio:

•    The Board concluded that the nature, extent and quality of the services provided to the Portfolio by Alger Management are adequate and appropriate.

•    The Board determined that the Portfolio’s performance was acceptable.

•    The Board concluded that the advisory fee paid to Alger Management by the Fund was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Alger Management and its affiliates from the relationship with the Portfolio. In this regard the Trustees took into consideration that if Alger Management’s breakpoint proposal was accepted it would have the effect of lowering the Portfolio’s advisory fee when and if the Portfolio’s assets reached a specified breakpoint. In the case of the SMid Cap Portfolio, the Trustees also noted that Alger Management had voluntarily undertaken to cap the Portfolio’s expenses through expense reimbursements and fee waivers, thus in effect lowering the fees it actually received from that Portfolio.

•    The Board accepted Alger Management’s acknowledgement that economies of scale were likely to be achieved in the management of the Portfolio and, accordingly, accepted Alger Management’s asset breakpoint proposal as a means by which Alger Management would share the benefits of such economies with Portfolio shareholders.

The Board considered these conclusions and determinations and, without any one factor being dispositive, determined with respect to each Portfolio that renewal of the Investment Advisory Agreement, as proposed to be revised, was in the best interests of the Portfolio and its shareholders.

Privacy Policy

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information, which, under Federal law, means personally identifiable information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us.

This information can include:

• Social Security number

• account balances, transaction history and credit information

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — with service providers we use to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes—information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes—information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you — for all credit card accounts	No	We don’t share
For nonaffiliates to market to you — for accounts and services endorsed by another organization	No	We don’t share
For nonaffiliates to market to you — for accounts other than credit card accounts and Sponsored Accounts, such as insurance, investments, deposit and lending	No	We don’t share

What we do

How does Alger protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. For more information visit alger.com.

How does Alger collect my personal information?

We collect your personal information, for example, when you:

• open an account or perform transactions

• seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit some but not all sharing related to:

• sharing for affiliates’ everyday business purposes — information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• Our affiliates include Fred Alger Management, Inc. and Fred Alger & Company, Incorporated as well as the following funds:  The Alger Funds,  The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger China-U.S. Growth Fund.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

Proxy Voting Policies

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Fund’s website at http://www.alger.com or on the SEC’s website at http://www.sec.gov

Fund Holdings

The Portfolios’ most recent month end portfolio holdings are available approximately sixty days after month end on the Fund’s website at www.alger.com. The Portfolios also file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. Forms N-Q are available online on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Fund by calling (800) 992-3863.

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THE ALGER PORTFOLIOS

360 Park Avenue South

New York, NY 10010

(800) 992-3862

www.alger.com

Investment Advisor

Fred Alger Management, Inc.

360 Park Avenue South

New York, NY 10010

Distributor

Fred Alger & Company, Incorporated

360 Park Avenue South

New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.

P.O. Box 8480

Boston, MA 02266

This report is submitted for the general information of the shareholders of The Alger Portfolios. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Trust, which contains information concerning the Trust’s investment policies, fees and expenses as well as other pertinent information.

APAR

ITEM 2.  CODE OF ETHICS.

(a)         The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)         Not applicable.

(c)          The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)         The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)          Not applicable.

(f)           The Registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant determined that Stephen E. O’Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR) on the Registrant’s audit committee.  Mr. O’Neil is an “independent” trustee — i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the Registrant, other than in his capacity as Trustee.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees:

December 31, 2012	$172,300
December 31, 2011	$158,250

b) Audit-Related Fees: NONE

c) Tax Fees for tax advice, tax compliance and tax planning:

December 31, 2012	$33,130
December 31, 2011	$29,358

d) All Other Fees:

December 31, 2012	$8,920
December 31, 2011	$9,200

Other fees include a review and consent for Registrants registration statement filing and a review of the semi-annual financial statements.

e) 1) Audit Committee Pre-Approval Policies And Procedures:

Audit and non-audit services provided by the Registrant’s independent registered public accounting firm (the “Auditors”) on behalf the Registrant must be pre-approved by the Audit Committee.  Non-audit services provided by the Auditors on behalf of the Registrant’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

2) All fees in item 4(b) through 4(d) above were approved by the Registrants’ Audit Committee.

f) Not Applicable

g) Non-Audit Fees:

December 31, 2012	$221,557 and €42,600
December 31, 2011	$183,344 and €70,575

h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principle accountant’s independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.  INVESTMENTS.

Not applicable

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics as Exhibit 99.CODE ETH

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Portfolios

By:	/s/Daniel C. Chung

Daniel C. Chung

President

Date: February 11, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Daniel C. Chung

Daniel C. Chung

President

Date: February 11, 2013

By:	/s/Michael D. Martins

Michael D. Martins

Treasurer

Date: February 11, 2013